UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

SCHEDULE 14A

________________

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ADIAL PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4870 Sadler Road, Suite 300
Glen Allen, Virginia 23060

June 27, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Adial Pharmaceuticals, Inc.:

We hereby notify you that the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Adial Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on August 1, 2025 beginning at 8:30 a.m., local time, at 650 Peter Jefferson Parkway, Suite 230, Charlottesville, Virginia 22911, for the following purposes:

(1)    to elect the two (2) nominees for Class I directors named in the accompanying proxy statement to our Board of Directors (the “Board” or “Board of Directors”), each to serve a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified;

(2)    to ratify the appointment of CBIZ CPAs P.C. (f/k/a Marcum, LLP) as our independent registered public accounting firm for our fiscal year ending on December 31, 2025;

(3)    to approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 6,730,376 shares of our common stock, par value $0.001 per share (“Common Stock”) upon the exercise of our Series B-1 common stock purchase warrants, Series C-1 common stock purchase warrants and placement agent warrants issued in connection with our private placement offering that closed on May 5, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “May Warrant Exercise Proposal”);

(4)    to approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 19,425,000 shares of Common Stock upon the exercise of our Series D common stock purchase warrants and Series E common stock purchase warrants issued in connection with our offering that closed on June 18, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “June Warrant Exercise Proposal”);

(5)    to approve an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to the accompanying proxy statement as Appendix A, to effect a reverse stock split with respect to the Company’s issued and outstanding shares of Common Stock at a ratio of 1-for-2 to 1-for-25 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board to abandon such amendment (the “Reverse Stock Split Proposal”);

(6)    to approve an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to the accompanying proxy statement as Appendix B, at the discretion of our Board, to increase the authorized number of shares of the Company’s Common Stock, from 50,000,000 to 100,000,000 (the “Authorized Increase Proposal”);

(7)    to approve an amendment to our 2017 Equity Incentive Plan to increase the number of shares of Common Stock that we will have authority to grant under the plan from 2,000,000 to 5,000,000 (the “Plan Increase Proposal”);

(8)    to approve a proposal to adjourn the 2025 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal, the Authorized Increase Proposal, the May Warrant Exercise Proposal and/or the June Warrant Exercise Proposal (the “Adjournment Proposal”); and

(9)    to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on June 4, 2025 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2025 Annual Meeting. The list of the stockholders of record as of the close of business on June 4, 2025 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 1, 2025

On or about June 27, 2025, we will begin mailing this proxy statement, together with our Annual Report on Form 10-K for the year ended December 31, 2024, which is not a part of our proxy solicitation materials.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

By order of the Board of Directors,
/s/ Cary J. Claiborne
Cary J. Claiborne Chief Executive Officer, President and Director

i

4870 Sadler Road, Suite 300
Glen Allen, Virginia 23060

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on August 1, 2025

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share, of Adial Pharmaceuticals, Inc., a Delaware corporation (referred to as “Adial,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Adial of proxies to be voted at our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) to be held on August 1, 2025, beginning at 8:30 a.m., local time at 650 Peter Jefferson Parkway, Suite 230, Charlottesville, Virginia 22911, and at any adjournment or postponement of our 2025 Annual Meeting.

The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting.

Our Board of Directors is soliciting votes (1) FOR each of the two (2) nominees for Class I directors named herein for election to our Board of Directors; (2) FOR the ratification of the appointment of CBIZ CPAs P.C. (f/k/a Marcum, LLP) (“CBIZ”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2025; (3) FOR approval of the issuance of up to an aggregate of 6,730,376 shares of our common stock upon the exercise of our Series B-1 common stock purchase warrants (the “Series B-1 Warrants”), Series C-1 common stock purchase warrants (the “Series C-1 Warrants” and, together with the Series B-1 Warrants, the “May Warrants”) and placement agent warrants (the “Placement Agent Warrants”) issued in connection with our private placement offering that closed on May 5, 2025 (the “May Warrant Exercise Proposal”); (4) FOR approval of the issuance of up to an aggregate of 19,425,000 shares of our common stock upon the exercise of our Series D common stock purchase warrants (the “Series D Warrants”) and our Series E common stock purchase warrants (the “Series E Warrants” and, together with the Series D Warrants, the “June Warrants”) issued in connection with our offering that closed on  June 18, 2025 (the “June Warrant Exercise Proposal”); (5) FOR approval of a reverse stock split with respect to the Company’s issued and outstanding shares of common stock, par value $0.001 per share (“Common Stock”), at a ratio (the “Reverse Stock Split Ratio”) of 1-for-2 to 1-for-25 (“the “Range”), with the Reverse Stock Split Ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment (the “Reverse Stock Split Proposal”); (6) FOR approval of an amendment to our Certificate of Incorporation, as amended, at the discretion of our Board of Directors, to increase the authorized number of shares of Common Stock, from 50,000,000 to 100,000,000 (the “Authorized Increase Proposal”); (7) FOR approval of an amendment to our 2017 Equity Incentive Plan (the “2017 Plan”) to increase the number of shares of Common Stock that we will have authority to grant under the 2017 Plan from 2,000,000 to 5,000,000 (the “Plan Increase Proposal”); and (8) FOR approval of an adjournment of the 2025 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the May Warrant Exercise Proposal, the June Warrant Exercise Proposal, the Reverse Stock Split Proposal, and/or the Authorized Increase Proposal (the “Adjournment Proposal”).

On or about   June 27, 2025, we will begin mailing this proxy statement, together with our Annual Report on Form 10-K for the year ended December 31, 2024, which is not a part of our proxy solicitation materials.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2025 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2025 Annual Meeting, you will be required to present proof of your ownership of our Common Stock on the record date, such as a bank or brokerage account statement and voting instruction card, to be admitted to the 2025 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2025 Annual Meeting.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Adial’s transfer agent, VStock Transfer, LLC, you are considered the “stockholder of record” of those shares and this proxy statement is being sent directly to you by Adial. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2025 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit http://www.vstocktransfer.com/proxy if you are a record holder and follow the instructions), or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2025 Annual Meeting in accordance with your instructions.

Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a Proxy by Internet

If you are a record holder and choose to submit a proxy by internet, go to http://www.vstocktransfer.com/proxy to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on July 31, 2025 to be counted.

Submit a Proxy at the 2025 Annual Meeting

Submitting a proxy by mail or internet will not limit your right to vote at the 2025 Annual Meeting if you decide to attend in person.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. If you are a beneficial holder and choose to submit a proxy by internet, go to the website indicated on the proxy you receive from your broker, bank, or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2025 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2025 Annual Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

ADDITIONAL INFORMATION ABOUT VOTING

Q:     What information is contained in this proxy statement?

A:     The information included in this proxy statement relates to the proposals to be voted on at the 2025 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     How do I get electronic access to the proxy materials?

A:     This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.adial.com.

Q:     What items of business will be voted on at the 2025 Annual Meeting?

A:     The eight (8) items of business scheduled to be voted on at the 2025 Annual Meeting are: (1) the election of the two (2) Class I nominees named herein as directors; (2) the ratification of the appointment of CBIZ as our independent registered public accounting firm for our fiscal year ending on December 31, 2025; (3) approval of the issuance of up to an aggregate of 6,730,376 shares of our Common Stock upon the exercise of the May Warrants and Placement Agent Warrants issued in connection with our private placement offering that closed on May 5, 2025; (4) approval of the issuance of up to an aggregate of 19,425,000 shares of our Common Stock upon the exercise of the June Warrants issued in connection with our offering that closed on  June 18, 2025; (5) approval of a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding shares of Common Stock, at a Reverse Stock Split Ratio within the Range of 1-for-2 to 1-for-25, with the Ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment; (6) approval of an amendment to our Certificate of Incorporation, as amended, at the discretion of our Board of Directors, to increase the authorized number of shares of Common Stock, from 50,000,000 to 100,000,000; (7) approval of an amendment to our 2017 Equity Incentive Plan (the “2017 Plan”) to increase the number of shares of Common Stock that we will have authority to grant under the 2017 Plan from 2,000,000 to 5,000,000, and (8) approval of an adjournment of the 2025 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the May Warrant Exercise Proposal, the June Warrant Exercise Proposal, the Reverse Stock Split Proposal and/or the Authorized Increase Proposal. We will also consider any other business that properly comes before the 2025 Annual Meeting.

Q:     How does the Board of Directors recommend that I vote?

A:     The Board of Directors recommends that you vote your shares (1) FOR each of the two (2) Class I nominees named herein for election to our Board of Directors; (2) FOR the ratification of the appointment of CBIZ as our independent registered public accounting firm for our fiscal year ending on December 31, 2025; (3) FOR the May Warrant Exercise Proposal; (4) FOR the June Warrant Exercise Proposal; (5) FOR the Reverse Stock Split Proposal; (6) FOR the Authorized Increase Proposal; (7) FOR the Plan Increase Proposal; and (8) FOR the Adjournment Proposal.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on June 4, 2025 (the “Record Date”). These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder.    If your shares are registered directly in your name on the books of Adial maintained with Adial’s transfer agent, VStock Transfer, LLC, you are considered the “record holder” of those shares, and this proxy statement is sent directly to you by Adial. As the stockholder of record, you have the right to grant your voting proxy directly or to directly vote in person at the 2025 Annual Meeting.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and this proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2025 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2025 Annual Meeting, instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to your broker on how to vote, your broker will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors, the Reverse Stock Split Proposal, the Authorized Increase Proposal and the Adjournment Proposal. The uncontested election of directors, the May Warrant Exercise Proposal, the June Warrant Exercise Proposal, and the Plan Increase Proposal are not considered routine matters. Therefore, brokers do not have the discretion to vote on those non-routine proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on non-routine proposals.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the 2025 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Adial Pharmaceuticals, Inc., 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2025 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, change or revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change or revoke your vote by following instructions provided by your broker, bank or nominee.

Q:     Who can help answer my questions?

A:     If you have any questions about the 2025 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Adial Pharmaceuticals, Inc., at 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060 or by phone at (804) 487-8196.

Q:     What is the voting requirement to approve each of the proposals?

A:

Proposal	Vote Required	Voting Options	Effect of Abstentions (or the Withholding of Authority)	Effect of Broker Non-Votes
Proposal 1: Election of Directors	Plurality — the two (2) director nominees who receive the most “FOR” votes will be elected to serve on the Board	“FOR” “WITHELD”	No effect	No effect
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable

Proposal	Vote Required	Voting Options	Effect of Abstentions (or the Withholding of Authority)	Effect of Broker Non-Votes
Proposal 3: May Warrant Exercise Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect
Proposal 4: June Warrant Exercise Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect
Proposal 5: Reverse Stock Split Proposal	The affirmative vote of a majority of votes cast by the holders of all shares present in person or by proxy and voting on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	No effect	Not Applicable
Proposal 6: Authorized Increase Proposal	The affirmative vote of a majority of votes cast by the holders of all shares present in person or by proxy and voting on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	No effect	Not Applicable
Proposal 7: Plan Increase Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect
Proposal 8: Adjournment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not Applicable

Your shares will be voted in accordance with your instructions. If you are a stockholder of record and sign, date and return a proxy card but do not indicate how you wish to vote your shares, the appointed proxies named on the proxy card will vote your shares FOR each of the nominees with respect to Proposal 1, FOR Proposals 2, 3, 4, 5, 6, 7 and 8, and in the discretion of the appointed proxy named on the proxy card with respect to any other business properly brought before the 2025 Annual Meeting. If you are a beneficial owner please follow the instructions provided to you by your broker, bank or other nominee.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of holders of 33.4% of the outstanding shares of stock entitled to vote on June 4, 2025 are necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2025 Annual Meeting. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares on a matter for which the broker does not have discretionary authority to vote the shares) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the holders of a majority of the shares represented at the meeting may adjourn the meeting to another date.

Q:     What should I do if I receive more than one proxy statement?

A:     You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the 2025 Annual Meeting?

A:     We intend to announce voting results at the 2025 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2025 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2025 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the 2025 Annual Meeting?

A:     Other than the eight (8) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2025 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Cary J. Claiborne, our Chief Executive Officer, and Mr. Vinay Shah, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:     How many shares are outstanding and how many votes is each share entitled?

A:     Each share of our Common Stock that is issued and outstanding as of the close of business on June 4, 2025, the Record Date, is entitled to be voted on all items being voted on at the 2025 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, 8,719,695 shares of Common Stock were issued and outstanding, which does not include 1,715,000 shares of Common Stock underlying warrants exercised in May 2025, the issuance of which was held in abeyance subject to a beneficial ownership limitation provision in the warrants.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Adial or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the 2025 Annual Meeting?

A:     The Board of Directors is making this solicitation on behalf of Adial, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation.

Q:     When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:     To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by February 27, 2026, to the attention of the Corporate Secretary of Adial Pharmaceuticals, Inc. at 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060 and you must comply with all applicable requirements of Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record may also submit a proposal (including a director nomination) in accordance with Adial’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), but does not intend to have included in the proxy materials prepared by the Company in connection with the 2026 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no later than the 90th day nor earlier than the 120th day before the first anniversary of the prior year’s meeting. However, if we hold the 2026 Annual Meeting on a date that is not within 30 days before or after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by us. See “STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING” elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at our 2026 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 2, 2026. If such meeting date is changed by more than 30 days, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six (6) directors and pursuant to the terms of our certificate of incorporation, our Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class will consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board of Directors. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. The six (6) members of our Board of Directors are: J. Kermit Anderson, Cary J. Claiborne, Robertson H. Gilliland, Tony Goodman, Kevin Schuyler (Chairman of the Board), and James W. Newman. The members of each of the three classes is set forth below:

•        Class I, which consists of Kevin Schuyler and Tony Goodman and will stand for election at the 2025 Annual Meeting;

•        Class II, which consists of Cary J. Claiborne and Robertson H. Gilliland and will stand for election at the 2026 Annual Meeting of Stockholders; and

•        Class III, which consists of J. Kermit Anderson and James W. Newman, Jr. and will stand for election at the 2027 Annual Meeting.

Our Board of Directors proposed that each of the two (2) Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each of the nominees have consented to being named in this proxy statement and to serve as a director if elected.

Messrs. Schuyler and Goodman have been nominated by our Nominating and Corporate Governance Committee and Board of Directors for the election as Class I directors. The Board of Directors believes that it is in the best interests of our company to elect the above-described Class I director nominees, each to serve as a director until the 2028 annual meeting of stockholders and until his successor shall have been duly elected and qualified. The Board believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating and Corporate Governance Committee seeks candidates with certain qualities that it believes are important, including diversity of experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors.

The Nominating and Corporate Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Shares represented by proxies will be voted “FOR” the election of the two (2) nominees (Messrs. Schuyler and Goodman), unless the proxy is marked to withhold authority to so vote. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2025 Annual Meeting, if any of the nominees named below is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the remaining directors of the Board of Directors designate in their place and it is the intention of the persons named as proxies to vote all shares of Common Stock for which they have been granted a proxy for the election of each of such replacement nominees. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

THE NOMINEES

Set forth below are our two (2) director nominees, their respective ages and positions as of the date of this proxy statement, the year in which each first became a director and the year in which their terms as director expire assuming they are re-elected at the 2028 Annual Meeting:

Director Nominees	Age	Position(s) Held	Director Since	Term Expires if re-elected
Kevin Schuyler	56	Director	2016	2028
Tony Goodman	60	Director	2017	2028

Class I Directors

Kevin Schuyler, CFA, Chairman of the Board of Directors, Lead Independent Director

Kevin Schuyler has served as our non-executive Chairman of the Board since August 2022, our director since April 2016 and is our Lead Independent Director. From April 2016 to August 2022, he served as our Vice Chairman of the Board of Directors. Mr. Schuyler is a Managing Director for CornerStone Partners, an institutional investment adviser. Before joining CornerStone Partners in 2006, he was the chief investment officer at The Nature Conservancy, the world’s largest not-for-profit conservation organization. He began his professional career working at the Chicago Board of Trade with Louis Dreyfus Corporation and later was a management consultant with McKinsey & Company. He also serves on the board of Wildrock, Inc., a local not-for-profit, and is the lead independent director and non-executive Chairman of the Board of Twin Vee Powercats Co. (“Twin Vee”), a Nasdaq-listed company. He also served on the Board of Directors of Forza X1, Inc. from December 2021 until its merger with Twin Vee Powercats in December 2024. A member of the Chartered Financial Analyst Society of Virginia, Mr. Schuyler graduated with honors from Harvard College and earned an MBA from the Darden Graduate School of Business at the University of Virginia.

We selected Mr. Schuyler to serve on our Board of Directors because he brings extensive knowledge of the financial markets. Mr. Schuyler’s business background provides him with a broad understanding of the financial markets and the financing opportunities available to us.

Tony Goodman, Chief Operating Officer and Director

Tony Goodman has served as a director since July 2017 and began providing consulting services to us in March 2023. He was appointed as our Chief Operating Officer on January 18, 2024. Mr. Goodman’s career spans over 23 years in Pharma and Biotech. Mr. Goodman is the Founder/Managing Director of Keswick Group, LLC, a Biotech Strategic Commercial and Business Development Advisory Firm. On January 17, 2024, Mr. Goodman began serving as the Chief Operating Officer of Adial Pharmaceuticals, Inc. From October 2014 until February 2017, he served as the Chief Business Development Officer of Indivior PLC, a FTSE 500 listed company and a member of the executive team which brought Indivior public as a demerger from Reckitt Benckiser Pharmaceuticals, Inc. Mr. Goodman held many leadership positions at Reckitt Benckiser Pharmaceuticals from October 2009 until October 2014 that include: Global Director, Strategy and Commercial Development; Global Head, Category Development; and Director of US Commercial Managed Care. Mr. Goodman has also served as the Director of Strategic Marketing and Business Development at PRA International and Group Product Manager, Marketing and Director of the Managed Health Strategies Group at Purdue Pharmaceuticals L.P. Mr. Goodman graduated from Marshall University, with a degree in Business Administration and completed the requirements of a Full Board Executive with the National Association of Corporate Directors (“NACD”).

We selected Mr. Goodman to serve on our Board of Directors because he brings extensive knowledge of the addiction and pharmaceuticals industry and his significant strategic development experience. Mr. Goodman’s experience with the NACD provides him with a broad understanding of the role of directors and corporate governance issues facing public companies.

Vote Required

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of FOR votes will be elected. Abstentions, withheld votes and broker non-votes will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE TWO CLASS I NOMINEES

CONTINUING DIRECTORS

The directors who are serving terms that end following the 2025 Annual Meeting and their ages, positions at our company, the year in which each first became a director and the expiration of their respective terms on our Board of Directors are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Directors	Age	Position Held	Director Since	Expiration of Term
Class II
Cary J. Claiborne	64	Director	2021	2027
Robertson H. Gilliland	45	Director	2014	2027

Class III
J. Kermit Anderson	75	Director	2015	2026
James W. Newman, Jr.	82	Director	2014	2026

Class II Directors

Cary J. Claiborne, Chief Executive Officer, President, and Director

Cary J. Claiborne has served as our Chief Executive Officer since August 18, 2022, our Chief Operating Officer from December 2021 to August 18, 2022 and a director since November 2021. In December 2021, Mr. Claiborne was appointed to the board of directors of NeuroSense Therapeutics, a Nasdaq-listed clinical-stage biopharmaceutical company, focusing on the discovery and development of targeted innovative therapeutics for neurodegenerative diseases, where he also serves as Chairman of the audit committee. In July 2022, Mr. Claiborne was appointed to the board of directors of LadRX Corporation (fka CytRx Corporation), a biopharmaceutical company focused on discovering and developing new cancer therapeutics, where he also serves as Chairman of the compensation committee. In November 2022, Mr. Claiborne was appointed to the board of directors of VirginiaBio.

Prior to joining Adial, Mr. Claiborne served as CEO of Prosperity Capital Management, LLC, a Private Investment and Advisory firm that he founded. Prosperity Capital is focused on private Investment Management and providing Advisory Services to clients in multiple industries with an emphasis in the Pharma/Biotech and Finance sectors. From November 2014 until February 2017, he served as the Chief Financial Officer and member of the board of directors at Indivior PLC, a FTSE 500 listed specialty pharmaceutical company. Mr. Claiborne led the company’s spin-off from its then parent company, Reckitt Benckiser, to become an independent, listed company. While at Indivior, he established and oversaw corporate reporting, internal audit, tax, treasury, external audit and information technology. Prior to joining Indivior, Mr. Claiborne served as the CFO of Sucampo Pharmaceuticals, Inc., a Nasdaq-listed global biopharmaceutical company, which was later sold to Mallinckrodt. Before joining Sucampo, Mr. Claiborne served as CFO and Corporate Secretary of Osiris Therapeutics, Inc., and oversaw corporate finance during the company’s initial public offering.

Mr. Claiborne graduated from Rutgers University with a B.A. in Business Administration and from Villanova University with an M.B.A., and was a National Association of Corporate Directors (NACD) Governance Fellow.

We selected Mr. Claiborne to serve on our Board of Directors because he brings extensive public company experience and his broad understanding of the financial markets and the financing opportunities available to us.

Robertson H. Gilliland, MBA, Director

Mr. Gilliland has served as a director since September 2014. Since May 2020, Mr. Gilliland has served as an independent consultant to family offices, with specific focus on investment strategy formulation and governance. From July 2013 until April 2020, he was Principal and Chief Financial Officer at Keller Enterprises, LLC, a family office that invests and manages private capital. In addition to his duties as CFO, as a principal, Mr. Gilliland sourced, vetted and managed a variety of private direct investments and spearheaded internal strategic initiatives. Prior to joining Keller Enterprises, Mr. Gilliland attended business school beginning in 2011 and was previously a Director at the Brunswick Group, where he specialized in strategic communications and investor relations around mergers and acquisitions, including being an advisor on the Pfizer-Wyeth, Celgene-Pharmion, and Mylan-Merck KGaA Generic transactions. During his tenure at Brunswick, Mr. Gilliland worked on over 35 multi-billion dollar M&A transactions. He has his MBA from the University of Michigan’s Ross School of Business, where he graduated with honors.

We selected Mr. Gilliland to serve on our Board of Directors because he brings extensive knowledge of the financial markets. Mr. Gilliland’s business background provides him with a broad understanding of the financial markets and the financing opportunities available to us.

Class III Directors

J. Kermit Anderson, Director

J. Kermit Anderson has served as a director since February 2015. He has served as the VP and Chief Financial Officer at Cumberland Development Co. since 2007. Cumberland is a privately held company which evaluates and oversees investments in minerals exploration, life sciences, and real estate for a family office. Mr. Anderson has over forty years of experience in financial and development roles for a number of companies. He holds widely diversified experience in financial planning and reporting, accounting, forecasting, pricing, GAAP reporting and contract negotiations including benefits and compensation. His career is split almost equally between public and private companies including major sales and acquisitions. He has held various positions in energy businesses including Massey Energy, AMVEST and Cumberland Resources Corporation working on the sale of the companies for the last two roles. Mr. Anderson has worked extensively on startups for Massey and AMVEST including the move to a new business area with AMVEST. He received his BS -BA from West Virginia University in 1972.

We selected Mr. Anderson to serve on our Board of Directors because he brings extensive industry experience in corporate development and finance. His prior service with other public companies provides experience related to good corporate governance practices.

James W. Newman, Jr., Director

James W. Newman, Jr. has served as a director since September 2014. Since April 2013, he served as the Founder, Chairman, and President of Medical Predictive Science Corporation (“MPSC”), a medical device company that translates ICU research discoveries to the patient’s bedside and develops predictive technology that detects imminent, catastrophic illness. MPSC’s HeRO sold in over 20 countries and is a pioneering monitoring system for premature infants which detects early signs of distress commonly caused by infection and other potentially life-threatening illnesses. He has also served as part of the management team of Newman Company, a real estate company, since 1980, for which he still works and is the sole owner. In the mid — 1990s he began making capital investments in several “start-up” companies, including Charlottesville-based Medical Automation Systems, a major provider of information management systems for point-of-care testing, which was acquired by Massachusetts-based Alere Inc. in 2011. His investments have covered a wide range of fields, encompassing everything from biotechnology, bio-informatics, education, and telecommunications, as well as mechanical inventions. He is particularly interested in investments in the medical field that improve healthcare, but do so at a reduced cost to consumers. Mr. Newman received a B.A. degree from Upsala College in 1968.

We selected Mr. Newman to serve on our Board of Directors because he brings a strong business background to our company and adds significant strategic, business and financial experience. Mr. Newman’s business and finance background provides him with a broad understanding of the issues faced by companies similar to us.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
J. Kermit Anderson	Member	Chairman	—
Cary J. Claiborne	—	—	—
Robertson H. Gilliland	—	Member	Chairman
Tony Goodman	—	—	—
James W. Newman	Member	Member	—
Kevin Schuyler	Chairman	—	Member

Corporate Governance

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which and operates pursuant to a written charter, the full text of which are available on our website at www.adial.com. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

Audit Committee

The members of our Audit Committee are Messrs. Schuyler, Newman, and Anderson each of whom has been determined by our Board of Directors to be independent under applicable Nasdaq and SEC rules and regulations. Mr. Schuyler is the chair of the Audit Committee. Our Audit Committee’s responsibilities include, among others:

•        appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•        overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•        reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        monitoring our internal control over financial reporting, disclosure controls and procedures;

•        overseeing our internal audit function;

•        discussing our risk management policies;

•        establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•        meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•        reviewing and approving or ratifying any related person transactions;

•        oversight of cybersecurity risks; and

•        preparing the Audit Committee report required by Securities and Exchange Commission or (the “SEC”), rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Our Board of Directors has determined that Mr. Schuyler is an “audit committee financial expert” as defined in applicable SEC rules.

Compensation Committee

The members of our Compensation Committee are Messrs. Anderson, Gilliland, and Newman, each of whom has been determined by our Board of Directors to be independent under current Nasdaq rules and regulations. Mr. Anderson is the chair of the Compensation Committee. Our Compensation Committee’s responsibilities include, among others:

•        reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives, and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•        reviewing and approving the compensation of all other executive officers;

•        reviewing and approving and, when appropriate, recommending to the Board of Directors for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending for approval by the stockholders of the Company, the adoption, amendment or termination of such plans; and administering such plans;

•        reviewing and approving the executive compensation information included in our annual report on Form 10-K and proxy statement;

•        reviewing and approving or providing recommendations with respect to any employment agreements or severance arrangements or plans; and

•        reviewing director compensation and recommending any changes to the Board of Directors.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Gilliland and Schuyler, each of whom has been determined by our Board of Directors to be independent under current Nasdaq rules. Mr. Gilliland is the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include, among others:

•        identifying and recommending candidates to fill vacancies on the Board of Directors and for election by the stockholders;

•        recommending committee and chairperson assignments for directors to the Board of Directors;

•        developing, subject to the Board of Directors’ approval, a process for an annual evaluation of the Board of Directors and its committees and to oversee the conduct of this annual evaluation;

•        overseeing the Company’s corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the documents and policies in the Company’s corporate governance framework, including its certificate of incorporation and bylaws; and

•        monitoring compliance with the Company’s Code of Business Conduct and Ethics, investigating alleged breaches or violations thereof and enforcing its provisions.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Corporate Governance Committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Corporate Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Corporate Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Corporate Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

In considering any person recommended by one of our stockholders, the Nominating and Corporate Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. The Nominating and Corporate Governance Committee operates under a formal charter that governs its duties and standards of performance.

Board of Directors Leadership Structure

Kevin Schuyler serves as our Chairman of the Board of Directors and lead independent director and Cary Claiborne serves as our Chief Executive Officer. In hist roles as Chairman and lead independent director, Mr. Schuyler chairs meetings of the Board of Directors, prepares the agenda for each meeting of the Borad of Directors, presides over the executive sessions of the Board of Directors, during which our independent directors meet without management, and he serves as the principal liaison between management and the independent directors of the Board of Directors. We do not have a formal policy regarding having a separate Chairman and Chief Executive Officer. Our Board of Directors has determined its leadership structure is appropriate and effective for us, given our stage of development. The Board of Directors decided that the creation of a separate Chairman role, distinct from the Chief Executive Officer role, enables Mr. Schuyler to continue to work with our Chief Executive Officer, and our senior management, to help shape and execute our strategy and direction, as well as other key business initiatives, subject in all cases to the direction of the Board of Directors.

Risk Oversight

Our Board of Directors monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee charter gives the Audit Committee responsibilities and duties that include discussing with management, the internal audit department and the independent auditors our major financial risk exposures, cybersecurity risk and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Director Independence

Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors consists of six members: Messrs. Kermit Anderson, Robertson Gilliland, Tony Goodman, James Newman, Kevin Schuyler, and Cary Claiborne. Our Board of Directors has undertaken a review of its composition and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Messrs. Kermit Anderson, Robertson Gilliland, James Newman, and Kevin Schuyler is “independent” under the applicable rules of the SEC and Nasdaq and that each of Mr. Claiborne and Mr. Goodman are not “independent” as defined under such rules. In making such determination, our Board of Directors considered the relationship that each such non-employee director has with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. Messrs. Claiborne and Goodman are not independent directors under these rules because Mr. Claiborne is our Chief Executive Officer and President and Mr. Goodman is our Chief Operating Officer, who previously served as a consultant prior to his appointment pursuant to the consulting arrangement that we entered into with him in March 2023.

We currently have: (1) an Audit Committee comprised of Kevin Schuyler, James Newman and J. Kermit Anderson, each of whom are deemed to be independent in accordance with the Nasdaq definition of independence, satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and each has the related financial management expertise within the meaning of the Nasdaq rules; (2) a Compensation Committee comprised of James Newman and J. Kermit Anderson, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence and satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act; and (3) a Nominating and Corporate Governance Committee comprised of Kevin Schuyler and Robertson H. Gilliland, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence. Effective immediately after the 2025 Annual Meeting, it is anticipated that Robertson H. Gilliland will be appointed to serve as a member of the Compensation Committee, together with James Newman and J. Kermit Anderson. Robertson H. Gilliland is deemed to be independent in accordance with the Nasdaq definition of independence and satisfies the independence criteria set forth in Rule 10C-1 under the Exchange Act.

The Board of Directors annually determines the independence of directors based on a review by the directors and the Nominating and Corporate Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us.

There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE

Code of Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The code of conduct and ethics is available on our website at www.adial.com. The information that appears on our website is not part of, and is not incorporated into, this proxy statement.

None of our directors or executive officers, nor any associate of such individual, is involved in a legal proceeding adverse to us.

If we make any substantive amendments to the code of business conduct and ethics or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals, the name of such person who is granted the waiver and the date of the waiver.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Adial and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

A discussion of our current related person transactions appears in this proxy statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Board and Committee Meetings and Attendance

During our fiscal year ended December 31, 2024, our Board of Directors held six (6) meetings. During our fiscal year ended December 31, 2024, our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee met four (4) times, three (3) times, and one (1) time, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2024 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2024.

Board Attendance at Annual Stockholders’ Meeting

Our directors are encouraged, but not required, to attend the 2025 Annual Meeting. All six of our directors who were directors at the time of our 2024 Annual Meeting of Stockholders attended our 2024 Annual Meeting of Stockholders (five directors attended in person and one director attended telephonically).

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy (the “Trading Policy”) and related procedures governing the purchase, sale, and/or other dispositions of our securities by us and our directors, officers and employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. The Trading Policy also sets forth the policies and procedures covering the handling of our confidential information. The Trading Policy, which applies us as well as to all of our officers, employees, directors, consultants and independent contractors of the Company and its subsidiaries (each a “Covered Person”), prohibits the purchase or sale of our securities by a Covered Person, including their family members and others living in their household, who is in possession of material non-public information. The Trading Policy also prohibits, among other things, short-term trading, short sales, hedging and pledging. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our common stock, including short sales, derivatives, put options, swaps and collars. A copy of the Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards in the form of options to our directors upon their appointment to the Board of Directors and to issue annual equity grants in the form of options to our officers and/or directors in connection with one of our regularly scheduled quarterly meetings of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

Stockholder Communication with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or a specific member of our Board of Directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, those deemed to be frivolous or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.

The address for these communications is:

Adial Pharmaceuticals, Inc.
c/o Corporate Secretary
4870 Sadler Road, Suite 300
Glen Allen, Virginia 23060

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended December 31, 2024. Mr. Claiborne and Mr. Goodman also served on our Board of Directors and received compensation as a result. The compensation for Mr. Claiborne and Mr. Goodman as an executive officer and director is set forth above under “— Summary Compensation Table.”

(a) Name	(b) Fees Earned or Paid in Cash ($)	(c) Stock Awards ($)	(d) Option Awards(1) ($)	(e) Non-Equity Incentive Plan Compensation ($)	(f) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(g) All Other Compensation ($)	(h) Total ($)
J. Kermit Anderson	$49,000	—	$13,628	$—	—	—	$62,628
Robertson H. Gilliland, MBA	$44,000	—	$13,628	$—	—	—	$57,628
James W. Newman, Jr.	$44,000	—	$13,628	$—	—	—	$57,628
Kevin Schuyler, MBA, CFA	$50,000	—	$13,628	$—	—	—	$63,628

____________

(1)      As of December 31, 2024, the following are the total outstanding number of option awards held by each of our non-employee directors, all awards having been made prior to January 1, 2025:

Name	Option Award (#)
J. Kermit Anderson	19,823
Robertson H. Gilliland, MBA	19,823
James W. Newman, Jr.	19,823
Kevin Schuyler, MBA, CFA	19,823

Directors receive cash compensation for their service as directors, including service as members of each committee on which they serve.

On June 30, 2017, the Board of Directors approved a plan for the annual cash compensation of directors, which plan was amended in 2021 and, most recently, in 2023 with respect to directors’ compensation, which plan remained in effect in 2024:

	Board	Audit Committee	Compensation Committee	Nominating & Governance Committee
Chair	$31,200	$16,000	$11,000	$8,000
Member	$30,000	$8,000	$6,000	$4,000

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM

Our independent registered public accounting form for the fiscal year ended December 31, 2024 was the firm of Marcum, LLP (“Marcum”), which was acquired CBIZ in November 2024. The Audit Committee of the Board of Directors has selected CBIZ, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2025. Adial is asking its stockholders to ratify the appointment of CBIZ as Adial’s independent registered public accounting firm for fiscal year ending December 31, 2025.

A representative of CBIZ is expected to be present either in person or via teleconference at the 2025 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of CBIZ by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2025 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Change in Certifying Accountant

CBIZ acquired the attest business of Marcum, our independent registered public accounting firm for the fiscal year ended December 31, 2024, effective November 1, 2024. Marcum continued to serve as the Company’s independent registered public accounting firm through April 28, 2025. On April 28, 2025, Marcum resigned as our independent registered public accounting firm, and CBIZ was engaged to serve as our independent registered public accounting firm for the year ending December 31, 2025, effective immediately. The engagement of CBIZ was approved by the Audit Committee of the Company’s Board of Directors. The services previously provided by Marcum will now be provided by CBIZ.

Marcum’s reports on our consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph related to substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 28, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between us and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years. In addition, during our two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 28, 2025, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in our internal control over financial reporting as reported in Part II, Item 9A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 4, 2025, related to our (i) lack of finalized assessment under COSO framework, (ii) policies and procedures not being adequately documented, (iii) lack of proper approval processes, review processes and documentation for such reviews, (iv) insufficient GAAP experience regarding complex transactions and ineffective review processes over period end financial disclosure and reporting (v) deficiencies in the risk assessment, design and policies and procedures over information technology (“IT”) general controls. and (vi) insufficient segregation of duties.

During the fiscal years ended December 31, 2024 and 2023 and through April 28, 2025, neither the Company nor anyone on our behalf consulted with CBIZ regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that CBIZ concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Marcum with our disclosures in the Current Report on Form 8-K disclosing the resignation of Marcum and our engagement of CBIZ and requested Marcum to furnish a letter addressed to the SEC stating whether or not it agreed with such disclosures. A copy of Marcum’s letter, dated May 1, 2025, was filed as Exhibit 16.1 to a Current Report on Form 8-K filed with the SEC on May 1, 2025.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the 2025 Annual Meeting will be required to approve the ratification of the appointment of Adial’s registered public accounting firm. Abstentions will have the same effect as a vote AGAINST the proposal. Because this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions, no broker non-votes are expected with respect to this proposal. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF CBIZ AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2025.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Adial’s audited consolidated financial statements as of and for the year ended December 31, 2024 with the management of Adial and Marcum, Adial’s independent registered public accounting firm. Further, the Audit Committee has discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Adial’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Marcum required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Marcum’s independence from Adial, and has discussed with Marcum its independence from Adial. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of any non-audit services to Adial is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Adial and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of any other non-audit services to us was compatible with maintaining Marcum’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of Adial’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Adial’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors resolved that Adial’s audited consolidated financial statements for the year ended December 31, 2024 and management’s assessment of the effectiveness of Adial’s internal control over financial reporting be included in Adial’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of CBIZ as Adial’s independent registered public accounting firm for the year ending December 31, 2025.

Submitted by the Audit Committee of Adial’s Board of Directors.

Members of the Audit Committee:
Kevin Schuyler
Kermit Anderson
James W. Newman

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1        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Adial under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2024 and 2023 by our auditors:

	Year ended December 31, 2024	Year ended December 31, 2023
Audit Fees(1)	$237,562	$300,825
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	—	—
	$237,562	$300,825

____________

(1)      Audit fees were for professional services rendered for the annual audit and reviews of the interim results included in the Form 10-Q’s of the financial statements of the Company, and professional services rendered in connection with our public offerings of shares as well as services provided with other statutory and regulatory filings.

The Audit Committee has considered and determined that the services provided by each of Marcum and CBIZ are compatible with each of Marcum and CBIZ maintaining their respective independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

PROPOSAL 3

THE MAY WARRANT EXERCISE PROPOSAL

Background of the May Warrant Exercise Proposal

We are seeking stockholder approval for the issuance of up to 6,730,376 shares of our Common Stock upon the exercise of May Warrants that were issued to an institutional investor and Placement Agent Warrants that were issued to designees of the placement agent in connection with our warrant inducement transaction, which closed on May 5, 2025.

The Warrant Inducement

On May 2, 2025, we entered into a warrant inducement agreement (the “Inducement Agreement”) with a certain holder named therein (the “Holder”) of Series B Common Stock Purchase Warrants to purchase 1,418,440 shares of Common Stock issued on October 24, 2023 (the “Series B Warrants”) and Series C Common Stock Purchase Warrants to purchase 2,300,000 shares of Common Stock issued on March 4, 2024 (the “Series C Warrants” and, together with the Series B Warrants, the “Existing Warrants”). Pursuant to the Inducement Agreement, the Holder of the Existing Warrants agreed to exercise for cash the Existing Warrants to purchase an aggregate of 3,718,440 shares of Common Stock, at a reduced exercise price of $0.74 per share. The transactions contemplated by the Inducement Agreement closed on May 5, 2025. We received aggregate gross proceeds of approximately $2.75 million, before deducting financial advisory fees and other expenses payable by us.

In consideration of the Holder’s immediate exercise of the Existing Warrants in accordance with the Inducement Agreement, we issued unregistered Series B-1 Warrants to purchase up to 2,482,270 shares of Common Stock (the “Series B-1 Warrant Shares”) and Series C-1 Warrants to purchase up to 4,025,000 shares of Common Stock (the “Series C-1 Warrant Shares” and, together with the Series B-1 Warrant Shares, the “May Warrant Shares”). The exercise of the May Warrants and the issuance of the May Warrant Shares upon exercise thereof is subject to stockholder approval.

In addition, pursuant to the Inducement Agreement, and subject to certain exceptions, we agreed not to, until 30 days from the closing of the transactions contemplated by the Inducement Agreement, (i) enter into or effect any issuance of Common Stock or Common Stock Equivalents (as defined in the Inducement Agreement), or (ii) file any registration statement or any amendment or supplement to any existing registration statement, subject to certain exceptions.

We agreed in the Inducement Agreement to file a registration statement to register the resale of the May Warrant Shares (the “Resale Registration Statement”) on or before forty-five (45) days from the initial closing of the transactions contemplated by the Inducement Agreement, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within sixty (60) days (or, in the event of a full review, ninety (90) calendar days) following the date of filing the Resale Registration Statement.

A.G.P./Alliance Global Partners (“AGP”) served as our financial advisor in connection with the transactions described in the Inducement Agreement, and we paid AGP a financial advisory fee of $160,561.65 for the issuance and sale of securities covered by the Inducement Agreement and $25,000 for legal fees.

In addition, we paid a tail fee to H.C. Wainwright & Co., LLC equal to 8% of the gross proceeds from the transactions and issued to H.C. Wainwright & Co., LLC and its designees as tail fee Placement Agent Warrants to purchase up to 223,106 shares of Common Stock (the “Placement Agent Warrant Shares”), which Placement Agent Warrants have substantially the same terms as the Series B-1 Warrants, except that they have an exercise price of $0.925 per share.

Amendment to the May Warrants and the Inducement Agreement

On June 17, 2025, we entered into an amendment agreement with the Holder (the “Warrant Amendment”) pursuant to which we agreed (i) to amend the May Warrants to reduce the exercise price of the May Warrants to $0.35 per share, (ii) to amend the May Warrants to modify the termination date thereof to (x) June 17, 2030 for the Series B-1 Warrants and (y) December 17, 2026 for the Series C-1 Warrants, and (iii) to amend the Inducement Agreement to provide that we would hold a special meeting of stockholders at the earliest practicable date, but in no event later than one hundred twenty (120) days after the closing date of the offering that closed on June 18, 2025, for the purpose of obtaining Stockholder Approval (as defined in the Inducement Agreement).

Terms of the May Warrants

The May Warrants have a reduced exercise price of $0.35 per share, subject to adjustment as provided in the May Warrants, will be exercisable at any time on or after the date on which the Company receives stockholder approval of the exercisability of the May Warrants and the issuance of the May Warrant Shares upon exercise thereof (the “Stockholder Approval Date”) and have a modified term of exercise of, for the Series B-1 Warrants, until June 17, 2030, and, for the Series C-1 Warrants, until December 17, 2026.

If at the time of exercise on a date that is after six (6) month anniversary of the issuance date of the May Warrants, there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the May Warrant Shares by the Holder, then the May Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise.”

The exercise price and the number of shares of Common Stock issuable upon exercise of each May Warrant are subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In the event of a fundamental transaction, as described in the May Warrants, the holders of the May Warrants will be entitled to receive upon exercise of the May Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the May Warrants immediately prior to such fundamental transaction. In addition, in certain circumstances, upon a fundamental transaction, the holder will have the right to require us to repurchase its May Warrants at the Black Scholes Value; provided, however, that, if the fundamental transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, then the holder shall only be entitled to receive the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the May Warrant, that is being offered and paid to the holders of Common Stock in connection with the fundamental transaction.

The Company may not effect the exercise of May Warrants, and the applicable Holder will not be entitled to exercise any portion of any such May Warrants, which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder of such May Warrants (together with its affiliates) to exceed 4.99% or 9.99%, as applicable, of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such May Warrants.

Except as otherwise provided in the May Warrants or by virtue of the Holder’s ownership of shares of Common Stock, such holder of May Warrants does not have the rights or privileges of a holder of Common Stock, including any voting rights, until such holder exercises such holder’s May Warrants. The May Warrants will provide that the holders of the May Warrants have the right to participate in distributions or dividends paid on shares of Common Stock.

Reasons for the May Warrant Exercise Proposal

Our Common Stock is listed on Nasdaq and trades under the ticker symbol “ADIL.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding Common Stock or voting power of an issuer prior to a private placement for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement. The average closing price of our Common Stock for the five trading days immediately preceding the signing of the Purchase Agreement, was $0.71 per share. In order to comply with Nasdaq Listing Rule 5635(d), the May Warrants are not exercisable until stockholder approval of the exercise of the May Warrants and the issuance of the May Warrant Shares upon exercise thereof (the “Stockholder Approval”) is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 6,730,376 shares of our Common Stock upon the exercise of: (i) the May Warrants to purchase up to 6,507,270 shares of Common Stock and (ii) the Placement Agent Warrants to purchase up to 223,106 shares of Common Stock upon exercise of the Placement Agent Warrants. Effectively, stockholder approval of this May Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $2.3 million in gross proceeds upon the exercise of the 6,507,270 May Warrants, if exercised for cash at the reduced exercise price of $0.35 per share (approximately $2.5 million including the exercise of the 223,106 Placement Agent Warrants, if exercised for cash). Loss of these potential funds could adversely impact our ability to fund our operations.

As discussed above, the exercise price of the May Warrants and Placement Agent Warrants is subject to adjustment, including voluntarily by us at any time during the term thereof, as applicable, subject to the prior written consent of the holder, for any period of time, subject to the rules and regulations of Nasdaq. Therefore, if we should reduce the exercise price of the May Warrants and/or the Placement Agent Warrants, we will receive less proceeds.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions described above, as the transactions have already been completed. We are only asking for approval to issue up to an aggregate of 6,730,376 shares of Common Stock upon exercise of the May Warrants and Placement Agent Warrants.

Potential Consequences if the May Warrant Exercise Proposal is Not Approved

The failure of our stockholders to approve the May Warrant Exercise Proposal will mean that we (i) cannot permit the exercise of the May Warrants or the Placement Agent Warrants and (ii) may incur substantial additional costs and expenses.

Each May Warrant has a reduced exercise price of $0.35 per share. Accordingly, we could realize an aggregate of up to approximately $2.3 million in gross proceeds if all of the May Warrants were exercised for cash (approximately $2.5 million including the exercise of the 223,106 Placement Agent Warrants, if exercised for cash). Loss of these potential funds could adversely impact our ability to fund our operations. However, if we were to further lower the exercise price of the May Warrants and/or the Placement Agent Warrants we would receive less proceeds.

In addition, in connection with the issuance of the May Warrants, we have agreed to hold a special meeting of stockholders at the earliest practicable date, but in no event later than one hundred twenty (120) days after the closing date of the offering that closed on June 18, 2025, for the purpose of obtaining Stockholder Approval and to seek stockholder approval every ninety (90) days thereafter until the earlier of the date our stockholders approve the exercise of the May Warrants and the issuance of the May Warrant Shares upon exercise thereof or the May Warrants are no longer outstanding. Accordingly, if our stockholders do not approve the May Warrant Exercise Proposal, we will likely be required to hold one or more additional special meetings of stockholders. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our operations, advance our clinical trials, and develop and commercialize our diagnostic tests or therapeutic product candidate.

Potential Adverse Effects of the Approval of the May Warrant Exercise Proposal

If the May Warrant Exercise Proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future to the extent that the Company issues Warrant Shares upon exercise of the May Warrants and Placement Agent Warrants. Assuming the full exercise of the May Warrants and Placement Agent Warrants, an aggregate of 6,730,376 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the May Warrant Exercise Proposal at the 2025 Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE MAY WARRANT EXERCISE PROPOSAL.

PROPOSAL 4

THE June WARRANT EXERCISE PROPOSAL

Background of the June Warrant Exercise Proposal

We are seeking stockholder approval for the issuance of up to 19,425,000 shares of our Common Stock upon the exercise of the June Warrants that were issued in connection with our best efforts public offering that closed on June 18, 2025, as contemplated by Nasdaq Listing Rules.

The June Offering

On June 17, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors named therein (the “Investors”), pursuant to which we issued to the Investors in a registered offering (the “June Offering”) an aggregate of (i) 5,341,200 shares of Common Stock, (ii) pre-funded warrants to purchase up to 5,758,800 shares of Common Stock (the “Pre-Funded Warrants”), (iii) Series D Warrants to purchase up to 11,100,000 shares of Common Stock (the “Series D Warrant Shares”), and (iv) Series E Warrants to purchase up to 8,325,000 shares of Common Stock (the “Series E Warrant Shares” and, together with the Series D Warrant Shares, the “June Warrant Shares”). The exercise of the June Warrants and the issuance of the June Warrant Shares upon exercise thereof is subject to stockholder approval. Each Share, together with the associated Common Warrants, was sold at a combined public offering price of $0.3251. Each Pre-Funded Warrant, together with the associated Common Warrants, was sold at a combined public offering price of $0.3241. The June Offering closed on June 18, 2025 (the “Closing Date”).

Under Nasdaq Listing Rules, the June Warrants are not exercisable without the approval of our stockholders (the “June Warrants Stockholder Approval”). We agreed to hold a meeting of stockholders on or prior to the date that is one hundred twenty (120) days following the Closing Date for the purpose of obtaining the June Warrants Stockholder Approval. If we do not obtain the June Warrants Stockholder Approval at the first meeting of the stockholders, we are required to call a meeting every ninety (90) days thereafter to seek the June Warrants Stockholder Approval until the date on which the June Warrants Stockholder Approval is obtained or the June Warrants are no longer outstanding.

AGP served as our financial advisor in connection with the transactions described in the Purchase Agreement, and we paid AGP an aggregate fee equal to 8.0% of the gross proceeds raised in the June Offering, subject to reductions for certain investors, and $75,000 for out-of-pocket accountable legal expenses and other non-accountable expenses.

Terms of the June Warrants

The June Warrants have an exercise price of $0.35 per share, subject to adjustment as provided in the June Warrants, will be exercisable at any time on or after the date on which the Company receives stockholder approval of the exercisability of the June Warrants and the issuance of the June Warrant Shares upon exercise thereof (the “June Warrants Stockholder Approval Date”) and have a term of exercise of, for the Series D Warrants, five (5) years from the Stockholder Approval Date and, for the Series E Warrants, eighteen (18) months from the Stockholder Approval Date.

If at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the June Warrant Shares by the Investors, then the June Warrants may also be exercised, in whole or in part, at such time by means of a “cashless exercise.”

The exercise price and the number of shares of Common Stock issuable upon exercise of each June Warrant are subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In the event of a fundamental transaction, as described in the June Warrants, the holders of the June Warrants will be entitled to receive upon exercise of the June Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the June Warrants immediately prior to such fundamental transaction. In addition, in certain circumstances, upon a fundamental transaction, the holder will have the right to require us to repurchase its June Warrants at the Black Scholes Value; provided, however, that, if the fundamental transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, then the holder shall only be entitled to receive the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the June Warrant, that is being offered and paid to the holders of Common Stock in connection with the fundamental transaction.

The Company may not effect the exercise of June Warrants, and the applicable Investor will not be entitled to exercise any portion of any such June Warrants, which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder of such June Warrants (together with its affiliates) to exceed 4.99% or 9.99%, as applicable, of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such June Warrants.

Except as otherwise provided in the June Warrants or by virtue of an Investor’s ownership of shares of Common Stock, such holder of June Warrants does not have the rights or privileges of a holder of Common Stock, including any voting rights, until such holder exercises such holder’s June Warrants. The June Warrants will provide that the holders of the June Warrants have the right to participate in distributions or dividends paid on shares of Common Stock.

Reasons for the June Warrant Exercise Proposal

Our Common Stock is listed on Nasdaq and trades under the ticker symbol “ADIL.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding Common Stock or voting power of an issuer prior to a such transaction for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement. The average closing price of our Common Stock for the five trading days immediately preceding the signing of the Purchase Agreement, was $0.4344 per share. In order to comply with Nasdaq Listing Rule 5635(d), the June Warrants are not exercisable until the June Warrants Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 19,425,000 shares of our Common Stock upon the exercise of: (i) Series D Warrants to purchase up to 11,100,000 shares of Common Stock and (ii) Series E Warrants to purchase up to 8,325,000 shares of Common Stock. Effectively, stockholder approval of this June Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $6.8 million in gross proceeds upon the exercise of the June Warrants, if exercised for cash at the initial exercise price of $0.35 per share. Loss of these potential funds could adversely impact our ability to fund our operations.

As discussed above, the exercise price of the June Warrants is subject to adjustment, including voluntarily by us at any time during the term thereof, as applicable, subject to the prior written consent of the holder, for any period of time, subject to the rules and regulations of Nasdaq. Therefore, if we should reduce the exercise price of the June Warrants and/or the Placement Agent Warrants, we will receive less proceeds.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions described above, as the transactions have already been completed. We are only asking for approval to issue up to an aggregate of 19,425,000 shares of Common Stock upon exercise of the June Warrants.

Potential Consequences if the June Warrant Exercise Proposal is Not Approved

The failure of our stockholders to approve the June Warrant Exercise Proposal will mean that (i) we cannot permit the exercise of the June Warrants, and (ii) we may incur substantial additional costs and expenses.

Each June Warrant has an initial exercise price of $0.35 per share. Accordingly, we could realize an aggregate of up to approximately $6.8 million in gross proceeds if all of the June Warrants were exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations. However, if we were to lower the exercise price of the June Warrants we would receive less proceeds.

In addition, in connection with the issuance of the June Warrants, we have agreed to hold a special meeting of stockholders in no event later than one hundred twenty (120) days after the Closing Date, for the purpose of obtaining the June Warrants Stockholder Approval, and to seek stockholder approval every ninety (90) days thereafter until the earlier of the date our stockholders approve the exercise of the June Warrants and the issuance of the June Warrant Shares upon exercise thereof or the June Warrants are no longer outstanding. Accordingly, if our stockholders do not approve the June Warrant Exercise Proposal, we will likely be required to hold one or more additional special meetings of stockholders. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our operations, advance our clinical trials, and develop and commercialize our diagnostic tests or therapeutic product candidate.

Potential Adverse Effects of the Approval of the June Warrant Exercise Proposal

If the June Warrant Exercise Proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future to the extent that the Company issues June Warrant Shares upon exercise of the June Warrants. Assuming the full exercise of the June Warrants, an aggregate of 19,425,000 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the June Warrant Exercise Proposal at the 2025 Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE JUNE WARRANT EXERCISE PROPOSAL.

PROPOSAL 5

APPROVAL OF THE REVERSE STOCK SPLIT

The Board of Directors has adopted a resolution setting forth a proposed amendment to our Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock, a copy of which is set forth in the certificate of amendment annexed to this Proxy Statement as Appendix A, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board still deems it advisable. Holders of our Common Stock are being asked to approve the proposal that Article 4 of our Certificate of Incorporation be amended to effect a reverse stock split of the Common Stock at a Reverse Stock Split Ratio in the Range of one (1) share of Common Stock for every two (2) shares of Common Stock to one (1) share of Common Stock for every twenty five (25) shares of Common Stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to our Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of Common Stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, this vote will be of no further force and effect and the Board will again seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, the Company had 8,719,695 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a Reverse Stock Split Ratio of 1-for-10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 871,969 shares. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock, and the continued listing requirements of the Nasdaq Capital Market. See below for a discussion of the factors that the Board considered in determining the Range, some of which included, but was not limited to, the following: the historical trading price and trading volume of the Common Stock; the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short-term and long-term, and general market, economic conditions, and other related conditions prevailing in our industry.

The Reverse Stock Split, if effected, will not change the number of authorized shares of Common Stock or Preferred Stock, or the par value of Common Stock or Preferred Stock; however, effecting the Reverse Stock Split will provide for additional shares of authorized but unissued shares of Common Stock. As of the date of this Proxy Statement, our current authorized number of shares of Common Stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized Common Stock that will become available for issuance following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock. As background, we received notice March 5, 2025 from the Staff of the Nasdaq notifying us of our noncompliance with Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for our Common Stock on Nasdaq of at least $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”). The notice has no immediate effect on the listing or trading of the Company’s Common Stock and the Common Stock will continue to trade on The Nasdaq Capital Market under the symbol “ADIL.” In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until September 1, 2025, to regain compliance with Nasdaq Listing Rule 5550(a)(2). Compliance may be achieved without further action if the closing bid price of the Company’s Common Stock is at or above $1.00 for a minimum of ten consecutive business days at any time during the 180-day compliance period, in which case Nasdaq will notify the Company if it determines it is in compliance and the matter will be closed; however, Nasdaq may require the closing bid price to equal or to exceed the $1.00 minimum bid price requirement for more than 10 consecutive business days before determining that a company complies.

If, however, the Company does not achieve compliance with the Minimum Bid Price Requirement by September 1, 2025, the Company may be eligible for additional time to comply. In order to be eligible for such additional time, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and must notify Nasdaq in writing of its intention to cure the deficiency during the second compliance period. Accordingly, we are hereby asking our stockholders to approve a reverse split to, among other things, give us the option to seek to regain compliance with the Minimum Bid Price Requirement.

The Board of Directors believes that the failure of stockholders to approve the Reverse Stock Split Proposal could prevent us from maintaining compliance with the Minimum Bid Price Requirement and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and we believe our ability to maintain analyst coverage, attract investor interest, and access capital may become significantly diminished as a result.

If the stockholders approve the Reverse Stock Split Proposal and the Board determines to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Certificate of Incorporation, which is annexed to this Proxy Statement as Appendix A.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock.

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split Ratio, as determined by the Board of Directors). By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board of Director’s sole discretion. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, and which Reverse Stock Split Ratio to implement, if any, the Board may consider, among other things, various factors, such as:

•        our ability to maintain our listing on the Nasdaq Capital Market;

•        the historical trading price and trading volume of the Common Stock;

•        the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short and long term;

•        which Reverse Stock Split Ratio would result in the greatest overall reduction in our administrative costs; and

•        prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

To increase the per share price of our Common Stock.    As discussed above, the primary objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of our Common Stock and regain compliance with the Nasdaq Minimum Bid Price Requirement. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security. Our Common Stock is listed on the Nasdaq Capital Market and the failure to comply with the $1.00 minimum bid price requirement may be cured by effecting the Reverse Stock Split.

To potentially improve the liquidity of the Common Stock.    A Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting the Reverse Stock Split is in our best interest and the best interest of our stockholders, the Board may effect the Reverse Stock Split, regardless of whether our stock is at risk of delisting from Nasdaq Capital Market, for purposes of enhancing the liquidity of the Common Stock and to facilitate capital raising.

To increase the number of additional shares issuable under the Company’s charter.    A Reverse Stock Split will reduce the nominal number of shares of Common Stock outstanding and the number of shares of Common Stock issuable on exercise of outstanding warrants, while leaving the number of shares issuable under our charter unchanged. A Reverse Stock Split will therefor effectively increase the number of shares of the Common Stock that we are able to issue. This effective increase is expected to facilitate future capital fundraising on our part. Some investors may find the Common Stock more attractive if the Reverse Stock Split is effected with additional assurance that we are unlikely to be limited in our ability to access needed capital by the number of shares of our Common Sock authorized for issuance. However, other investors may find the Common Stock a less attractive investment with the knowledge that additional dilution of the Common Stock is possible.

Potential Anti-takeover Effects of the Reverse Stock Split

SEC Release No. 34-15230 requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The relative increase in the number of shares of our Common Stock available for issuance vis-à-vis the outstanding shares of our Common Stock, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of shares of authorized Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as our financial results, market conditions, the market perception of our business and other risks, including those set forth below and in our SEC filings and reports, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock.    As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing price of the Common Stock of at least $1.00 per share in order to regain compliance with Nasdaq’s Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock.    The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.    If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company.    The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the Common Stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split May Lead to Further Dilution of the Common Stock.    Since the Reverse Stock Split Proposal would reduce the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable on exercise of outstanding warrants, while leaving the number of shares authorized and issuable under our Certificate of Incorporation unchanged, the Reverse Stock Split would effectively increase the number of shares of the Common Stock that we would be able to issue and could lead to dilution of the Common Stock in future financings.

Impact of a Reverse Stock Split If Implemented

A Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split would be that:

•        the number of issued and outstanding shares of Common Stock (and treasury shares), if any, will be reduced proportionately based on the final Reverse Stock Split Ratio, as determined by the Board;

•        based on the final Reverse Stock Split Ratio, the per share exercise price of all outstanding warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding warrants will be reduced proportionately; and

•        the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Reverse Stock Split Ratio.

The following table sets forth the approximate number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of Common Stock at various exchange ratios, based on 8,719,695 shares of Common Stock actually issued and outstanding as of June 4, 2025, which does not include 1,715,000 shares of Common Stock underlying warrants exercised in May 2025, the issuance of which is held in abeyance subject to a beneficial ownership limitation provision in the warrants. The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-10 basis	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-25 basis
Authorized Common Stock	50,000,000	50,000,000	50,000,000
Shares of Common Stock issued and outstanding	8,719,695	871,969	348,787
Shares of Common Stock issuable under outstanding options, warrants or reserved for issuance under existing plans (without taking into account the Plan Increase Proposal)	8,986,622	898,662	359,464
Shares of Common Stock authorized but unissued (Authorized Common Stock minus issued and outstanding shares, shares issuable upon outstanding options, warrants and shares reserved for issuance under existing incentive plans, assuming the Plan Increase Proposal is not adopted)	32,293,683	48,229,369	49,291,749
Shares of Common Stock authorized but unissued assuming that the Authorized Increase Proposal is approved and the authorized increase is effected (Authorized Common Stock minus issued and outstanding shares, shares issuable upon outstanding options, warrants and shares reserved for issuance under existing incentive plans, assuming the Plan Increase Proposal is not adopted)	82,293,683	98,229,369	99,291,749

We are currently authorized to issue a maximum of 50,000,000 shares of our Common Stock. If the Authorized Increase Proposal (Proposal 6) is approved and the authorized increase is effected, the authorized number of shares of Common Stock will be increased to 100,000,000. As of the Record Date, there were 8,719,695 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants which could be exercised after the Reverse Stock Split is effected.

Effects of the Reverse Stock Split

Management does not anticipate that our financial condition, the percentage ownership of Common Stock by management, the number of our stockholders or any aspect of our business will materially change as a result of the Reverse Stock Split. Because the Reverse Stock Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the Reverse Stock Split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq Capital Market (other than to the extent it facilitates compliance with Nasdaq Capital Market continued listing standards). Following the Reverse Stock Split, the Common Stock will continue to be listed on the Nasdaq Capital Market, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after effecting the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split.    The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action would be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, if the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the 2025 Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital.    The proposed Reverse Stock Split will not affect the par value of our stock, which will remain at $0.001 per share of Common Stock and $0.001 per share of Preferred Stock. As a result, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares.    If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights.    Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Fractional Shares.    We do not intend to issue fractional shares in connection with the Reverse Stock Split. And, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten days preceding the Effective Time. After the Reverse Stock Split is effected, a stockholder will have no further interest in our Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders (except to the extent such discussion explicitly addresses non-U.S. holders) that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

•        a bank, insurance company or other financial institution;

•        a tax-exempt or a governmental organization;

•        a real estate investment trust;

•        an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•        a regulated investment company or a mutual fund;

•        a dealer or broker in stocks and securities, or currencies;

•        a trader in securities that elects mark-to-market treatment;

•        a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

•        a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•        a corporation that accumulates earnings to avoid U.S. federal income tax;

•        a person whose functional currency is not the U.S. dollar;

•        a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;

•        a U.S. holder owning or treated as owning 5% or more of the Company’s Common Stock;

•        a person subject to Section 451(b) of the Code; or

•        a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partnerships holding Common Stock and partners in such partnerships should consult their own tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of shares of Common Stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations. A U.S. holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our Common Stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss as a result of the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to a non-U.S. holder that receives cash in lieu of a fractional share of Common Stock and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our Common Stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Notwithstanding the foregoing, with respect to a non-U.S. holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules), the gain will be treated as a dividend rather than capital gain to the extent of the non-U.S. holder’s ratable share of our current or accumulated earnings and profits as calculated for U.S. federal income tax purposes, then as a tax-free return of capital to the extent of (and in reduction of) the non-U.S. holder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

We will withhold U.S. federal income taxes equal to 30% of any cash payments made to a non-U.S. holder as a result of the Reverse Stock Split that may be treated as a dividend, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a non-U.S. holder claiming a reduction in (or exemption from) such tax must provide us with a properly completed IRS Form W-8BEN (or other appropriate IRS Form W-8) claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the non-U.S. holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides us with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

Non-U.S. holders should consult their own tax advisors regarding possible dividend treatment and should consult their own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

FATCA

Under the Foreign Account Tax Compliance Act (‘‘FATCA’’), withholding taxes may apply to certain types of payments made to ‘‘foreign financial institutions’’ (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of our Common Stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of all shares of stock present or represented and voting on the Reverse Stock Split Proposal at the 2025 Annual Meeting is required to approve the Reverse Stock Split Proposal. This means that to be approved, the votes cast in favor of the Reverse Stock Split Proposal must exceed the votes cast against the Reverse Stock Split Proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

Approval by our stockholders of the Reverse Stock Split Proposal is not conditioned upon approval by our stockholders of the Authorized Increase Proposal (Proposal 6); conversely, approval by our stockholders of the Authorized Increase Proposal is not conditioned upon approval by our stockholders of the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 6

APPROVAL OF THE Authorized Share Increase

Our Board is requesting stockholder approval of an amendment to our Certificate of Incorporation (the “Authorized Increase Amendment”) to increase the authorized number of shares of Common Stock from 50,000,000 shares to 100,000,000 shares (the “Authorized Increase”). The form of amendment is attached to this proxy statement as Appendix B.

The additional Common Stock to be authorized by adoption of the Authorized Increase Amendment would have rights identical to those of the currently outstanding Common Stock. Although at present the Board has not approved any plans or proposals to issue any of the additional shares of Common Stock that would become authorized for issuance if this proposal is approved, the Board desires to have the shares available to provide additional flexibility to use the Common Stock for financing and business purposes in the future. Adoption of the proposed Authorized Increase Amendment and issuance of the Common Stock would not affect the rights of the holders of our currently outstanding Common Stock, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the Authorized Increase Amendment is adopted, it will become effective upon filing of a certificate of amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

As of the Record Date, in addition to the 8,719,695 shares of Common Stock outstanding, the Board had reserved 8,986,622 of the remaining authorized and unissued shares of the Company for issuances under our stock incentive plans and upon the exercise of outstanding warrants. Subsequent to the Record Date, we issued 5,341,200 shares of Common Stock and reserved 25,183,800 shares of Common Stock for issuance upon the exercise of the Pre-Funded Warrants and the June Warrants. Thus, as of the Record Date, after giving effect to the issuances and reservations of shares in connection with the June Offering, the Company had only 100,783 unissued and unreserved authorized shares of Common Stock.

Unless further stockholder approval is required for a proposed issuance of additional shares by the rules of Nasdaq or other applicable laws or regulations, the additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products and other purposes.

The additional shares of Common Stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If this proposal is not approved by our stockholders, our future financing alternatives will likely be limited by the lack of sufficient unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain, and motivate highly skilled scientific, commercial, and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities as the Board or the Compensation Committee thereof deems appropriate could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets; complete corporate collaborations, partnerships, or other strategic transactions; attract, retain, and motivate employees; and pursue other business opportunities integral to our growth and success.

The exact timing of the filing of the Authorized Increase Amendment, if filed, would be determined by the Board based on its evaluation as to when such action would be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Authorized Increase at any time prior to filing the Authorized Increase Amendment, with the Secretary of State of the State of Delaware, if the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Authorized Increase our Board does not effect the Authorized Increase Amendment prior to the one-year anniversary of the date on which the Authorized Increase Amendment is approved by our stockholders at the 2025 Annual Meeting, the authority granted in this proposal to implement the Authorized Increase Amendment will terminate and the Authorized Increase Amendment will be abandoned.

Potential Anti-takeover Effects of the Increase

SEC Release No. 34-15230 requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to the Certificate of Incorporation will provide that the number of authorized shares of Common Stock will be 100,000,000, the increase in the number of shares of authorized Common Stock, if effected, will result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of shares of authorized Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

No Appraisal Rights.    Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Authorized Increase Amendment and we will not independently provide our stockholders with any such rights.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of all shares of stock present or represented and voting on the Authorized Increase Proposal at the 2025 Annual Meeting is required to approve the Authorized Increase Proposal. This means that to be approved, the votes cast in favor of the Authorized Increase Proposal must exceed the votes cast against the Authorized Increase Proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

Approval by our stockholders of this Authorized Increase Proposal is not conditioned upon approval by our stockholders of the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
THE Authorized Increase PROPOSAL.

PROPOSAL 7

APPROVAL OF THE Plan Increase PROPOSAL

Background of and Rationale for the Plan Increase Proposal

On October 9, 2017, the Board of Directors adopted, and our stockholders approved on October 9, 2017, the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan, or the Plan; however, the Plan did not become effective until the business day prior to the public trading of our Common Stock on the Nasdaq. As of the Record Date, there were (i) 677,954 shares of Common Stock available for grant under the Plan and (ii) 1,322,046 shares of Common Stock subject to awards outstanding under the Plan.

Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. Management believes that the number of shares of Common Stock currently available for issuance under the Plan is insufficient to ensure it can meet its needs to provide for awards to the Plan participants for the next 12 months and that it may be insufficient in order to allow us the ability to compete successfully for talented employees and consultants. The Board of Directors has approved, subject to stockholder approval, Amendment No. 7 to the Plan, which amendment increases by 3,000,000 the number of shares that may be granted under the Plan. The amendment to our Plan will increase the number of shares of Common Stock with respect to which awards may be granted under the Plan from 2,000,000 to 5,000,000. If the amendment to the Plan is approved by our stockholders, the number of shares available for future awards will increase to 3,677,954 based on the number shares remaining available for grant under the Plan as of the Record Date. The proposed Amendment No. 7 to the Plan is attached hereto as Appendix C.

Purpose of the Plan

The Board of Directors believes that the Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. The Company believes the Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. Additional individuals may be awarded awards under the Plan as consultants.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Board of Directors monitors our annual stock award Burn Rate, Dilution and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board of Directors’ judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors. The table below illustrates our Burn Rate, Dilution, and Overhang for 2024, 2023 and 2022 with details of each calculation noted below the table.

	2024	2023	2022
Burn Rate(1)	12%	2%	9%
Dilution(2)	22%	28%	21%
Overhang(3)	9%	16%	13%

____________

(1)      Burn Rate is number of shares subject to equity awards granted during a fiscal year/weighted average shares outstanding for that fiscal year.

(2)      Dilution is (number of shares subject to equity awards + the number of shares available for future awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of share subject to equity awards + number of shares available for future awards).

(3)      Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

Limitation on Awards and Shares Available

Initially, the aggregate number of shares of our Common Stock that was available to be issued pursuant to stock awards under the Plan was 70,000 shares, which was increased to 140,000 shares in 2019, 220,000 on July 30, 2020, 300,000 on August 18, 2021, 500,000 on September 1, 2022, and 2,000,000 on November 11, 2024. As of the Record Date, we had 1,322,046 shares of Common Stock subject to awards outstanding under the Plan, including options to purchase an aggregate of 1,181,119 shares of our Common Stock, and had issued 140,927 shares of Common Stock under the Plan. As of the Record Date, there are 677,954 shares of our Common Stock available for grants that may be made under the Plan.

Summary of the 2017 Equity Incentive Plan

The principal provisions of the Plan are summarized below.

Administration

The Plan generally is administered by our Compensation Committee, which has been appointed by the Board of Directors to administer the Plan. The Compensation Committee has full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan.

Eligibility

Persons eligible to participate in the Plan include all of our officers, employees, directors and consultants.

Awards

The Plan provides for the grant of: (i) incentive stock options; (ii) nonstatutory stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) stock bonuses; and (vi) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted.

Stock Options

The Compensation Committee may grant incentive stock options as defined in Section 422 of the Code, and nonstatutory stock options. Options will be exercisable for such prices, expire at such times, and have such other terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights with such terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right will be determined by the Compensation Committee and will be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Compensation Committee and as set forth in the stock appreciation right award agreement.

Restricted Stock and Stock Bonuses

Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement. The Compensation Committee may impose performance goals for restricted stock. The Compensation Committee may authorize the payment of dividends on the restricted stock during the restricted period. The Compensation Committee may also grant stock bonus awards, alone or in tandem with other awards, in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement.

Other Awards

The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may be based upon attainment of performance goals established by the Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our Board of Directors may amend the Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the Nasdaq or any other market or stock exchange on which the Common Stock is at the time primarily traded or the provisions of the Internal Revenue Code of 1986, as amended (the “Code”)..

Our Board of Directors may terminate the Plan at any time provided all shareholder approval has been received to the extent required by the Code, applicable law or the listing standards of Nasdaq or any other market or stock exchange which the Common Stock is at the time primarily traded. Unless sooner terminated by the Board, the Plan will terminate on the close of business on August 30, 2027.

Miscellaneous

The Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of our company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the Plan.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant

There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise

The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both income and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition

If a participant disposes of shares of our Common Stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition

If the participant disposes of shares of our Common Stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition exceeds the fair market value on the date of exercise of the shares of our Common Stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the additional gain. The capital gain will be short-term or long-term depending on whether the shares acquired by exercising the incentive stock option were held for more than one year. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition

If a participant disposes of shares of our Common Stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our Common Stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax

Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, generally, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our Common Stock at such time for subsequent alternative minimum tax purposes.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding income tax deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to the ordinary income recognized by the employee. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to an income tax deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received with respect to the restricted stock and we will be allowed an income tax deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares of restricted stock, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

By filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and our deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to the amount of ordinary income recognized by a participant in connection with a restricted stock grant. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of the applicable tax reporting and income tax withholding requirements, we generally will be entitled to an income tax deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock acquired pursuant to a restricted stock award, the recipient of the award will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Section 409A

If an option or a stock appreciation right awarded under the 2017 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes, interest, and penalties.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our Board of Directors and Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

New Plan Benefits

Any awards to be made under the Plan will be subject to the discretion of our Compensation Committee. As a result, as of the date of this proxy statement, we are unable to determine any specific grants of awards under the Plan that will be made. Since it is not possible to determine the exact number of awards that will be granted under the Plan, the awards granted during the year ended December 31, 2024 under the Plan are set forth in the following table.

Name and Position	Number of Shares Underlying Options Grants (#)	Number of Shares Granted (#)	Total Number of shares subject to grant (#)
Cary J. Claiborne, Chief Executive Officer and Director	410,000	—	410,000
Joseph Truluck, Former Chief Financial Officer	25,000	—	25,000
Tony Goodman, Chief Operating Officer	42,000	—	42,000
All Executive Officers as a Group	517,000	—	517,000
All Non-Executive Directors as a Group	48,000	—	48,000
All Non-Executive Officer Employees as a Group	30,000	—	30,000

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Plan.

Market Price of Shares

The closing price of our Common Stock, as reported on Nasdaq on the Record Date, was $0.668.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2024, with respect to options outstanding under the Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Equity Compensation Plan Options*	Weighted- Average Exercise Price of Outstanding Equity Compensation Plan Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	730,908	$9.76	1,128,165
Equity compensation plans not approved by security holders	—	NA	NA
Total	730,908	$9.76	1,128,165

____________

*        Excludes 3,063 options issued prior to adoption of the Plan and 140,927 shares of Common Stock issued under the Plan. This table does not include shares proposed to be authorized under the Plan Increase Proposal.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the 2025 Annual Meeting is required to approve the Plan Increase Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” APPROVAL OF THE Plan Increase PROPOSAL.

PROPOSAL 8

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes that if we fail to receive a sufficient number of votes to approve the May Warrant Exercise Proposal, the Warrant Exercise Proposal, the Reverse Stock Split Proposal and/or the Authorized Increase Proposal (collectively, the “Subject Proposals”), it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve any or all of the Subject Proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the 2025 Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the 2025 Annual Meeting, and any adjourned session of the 2025 Annual Meeting, to use the additional time to solicit additional proxies in favor of any or all of the Subject Proposals.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the 2025 Annual Meeting will vote against any or all of the Subject Proposals, we could adjourn or postpone the 2025 Annual Meeting without a vote on any or all of the Subject Proposals and use the additional time to solicit the holders of those shares to change their vote in favor of any or all of the Subject Proposals.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the 2025 Annual Meeting is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Set forth below is the executive officer of the Company who does not serve as a director, including his age, his position with our company and a brief biographical description.

Vinay Shah

Mr. Shah was appointed as Chief Financial Officer of the Company effective as of November 16, 2024. Vinay Shah served as the Chief Financial Officer of Virpax Pharmaceuticals, Inc. from June 2023 until October 2024 and as the Chief Financial Officer of Aravive, Inc. from October 2018 until June 2022. Mr. Shah also served as the Chief Financial Officer of Aravive Biologics, Inc. from 2010 until June 2022, initially as a consultant and from 2017 as an employee. Mr. Shah brings more than 20 years of financial management experience in the medical device and biopharmaceutical industries to our company. From 2008 until 2016, he served in various positions at Pacira Pharmaceuticals Inc., a specialty pharmaceutical company, including Executive Director of Finance and Executive Director of Strategy Analytics, initially as a consultant and since 2010 as an employee. Before Pacira Pharmaceuticals Inc., Mr. Shah worked for Cardinal Health’s medical device group in various finance management positions. The group was subsequently consolidated and spun off as CareFusion and then sold to Becton, Dickinson and Company. His prior work experience includes positions at Pricewaterhouse Coopers LLP and KPMG in India and the Middle East. Mr. Shah received a Bachelor of Commerce degree from Ranchi University in India. He is a Chartered Accountant from the Institute of Chartered Accountants in India and has an MBA from W.P. Carey School of Business at Arizona State University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the information as to compensation paid to or earned by our executive officers during the years ended December 31, 2024 and 2023 whose total compensation did exceed $100,000. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position	Fiscal Year	Salary		Bonuses		Option & Stock Award(s)		All Other Compensation		Total
Cary Claiborne	2024	$485,688		$—	(1)	$415,008	(2)	$75,643	(3)	$976,339
Chief Executive Officer and Member of the Board of Directors	2023	$465,625		$190,000	(4)	$73,314	(5)	$72,682	(6)	$801,621
Joseph A. M. Truluck(7)	2024	$250,250		$—	(8)	$28,392	(9)	$49,773	(10)	$328,415
Former Chief Financial Officer	2023	$276,250		$70,000	(11)	$30,547	(12)	$12,236	(13)	$389,033
Tony Goodman	2024	$298,500	(14)	$—		$47,698	(15)	$30,000	(16)	$376,198
Chief Operating Officer	2023	$—		$—		$12,219	(17)	$246,713	(18)	$258,932

____________

(1)      The Company has accrued an expense of $196,236 for a bonus deemed earned in 2024. As of the date of this Proxy Statement, $225,000 has been paid in respect of Mr. Claiborne’s bonus.

(2)      The total fair value of 60,000 options to purchase shares of Common Stock at an exercise price of $1.35 per share issued on March 23, 2024 at a fair value of $1.14 per option and 350,000 options to purchase shares of Common Stock at an exercise price of $1.15 per share issued on December 5, 2024 at a fair value of $0.99 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(3)      Includes (i) the payment of $31,530 of medical, dental, life, and disability insurance premiums, (ii) $13,800 of matched 401(k) contributions, (iii) $30,000 cash fee for services as a Director, and (iv) $313 of reimbursed telephone expenses.

(4)      Comprised of a $190,000 cash bonus payment earned in 2023 and paid in 2024.

(5)      The fair value of 12,000 options to purchase shares of Common Stock at an exercise price of $7.50 per share issued on May 23, 2023 at a fair value of $6.11 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(6)      Includes (i) the payment of $28,721 of medical, dental, life, and disability insurance premiums, (ii) $13,200 of matched 401(k) contributions, (iii) $30,000 cash fee for services as a Director, and (iv) $761 of reimbursed telephone expenses.

(7)      Mr. Truluck resigned as Chief Financial Officer effective November 15, 2024. On November 1, 2024, we entered into a Separation Agreement and Release, dated November 1, 2024, with Mr. Truluck, pursuant to which he received, as a consultant, an amount equal to 100% of his most recent base salary from November 16, 2024 through December 31, 2024.

(8)      The Company has accrued an expense of $72,298 for a bonus deemed earned in 2024. However, at the date of this report, Mr. Truluck’s bonus has not been paid and remains at the Board of Directors’ discretion.

(9)      The fair value of 25,000 options to purchase shares of Common Stock at an exercise price of $1.35 per share issued on March 23, 2024 at a fair value of $1.14 per option.

(10)    Comprised of (i) $12,810 in matched 401(k) contributions, (ii) $913 in life and disability insurance premiums, and (iii) $36,050 in transition consulting fees.

(11)    Comprised of a $70,000 cash bonus payment earned in 2023 and paid in 2024.

(12)    The fair value of 5,000 options to purchase shares of Common Stock at an exercise price of $7.50 per share issued on May 23, 2023 at a fair value of $6.11 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(13)    Comprised of (i) $11,163 in matched 401(k) contributions and (ii) $1,073 in life and disability insurance premiums.

(14)    Mr. Goodman’s salary is paid to the Keswick Group, LLC, of which he is principal.

(15)    The total fair value of 42,000 options to purchase shares of Common Stock at an exercise price of $1.35 per share issued on March 23, 2024 at a fair value of $1.14 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(16)    Comprised of a $30,000 cash fee for services as a Director.

(17)    The fair value of 2,000 options to purchase shares of Common Stock at an exercise price of $7.50 per share issued on May 23, 2023 at a fair value of $6.11 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(18)    Includes (i) the payment of $216,713 in consulting fees made to Keswick Group, of which Mr. Goodman in principal, and (ii) $30,000 cash fee for services as a Director.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2024)

The following table provides information about the number of outstanding equity awards held by each of our named executive officers as of December 31, 2024:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
Cary Claiborne	2,400	—	(1)	$77.75	10/25/31	9,995	$10,095
Chief Executive	5,200	—	(2)	$66.00	12/7/31
Officer and Member	259	7	(3)	$50.00	2/23/32
of the Board of	6,667	5,333	(4)	$7.50	5/22/33
Directors	16,667	43,333	(5)	1.35	3/25/34
	9,722	340,278	(6)	1.15	12/5/34
Joseph Truluck(12)	1,205	—	(7)	$142.47	6/30/27
Former Chief	7,200	—	(8)	$84.75	3/9/29
Financial Officer	8,000	—	(9)	$36.00	3/3/30
	5,000	—	(10)	$77.75	2/8/31
	3,889	111	(3)	$50.00	2/23/32
	2,778	2,222	(4)	$7.50	5/22/33
	6,944	18,056	(5)	1.35	3/25/34
Tony Goodman	446	—	(7)	$142.47	6/30/27
Chief Operating	2,400	—	(9)	$36.00	3/3/27
Officer	1,600	—	(1)	$77.75	2/8/31
	1,556	44	(3)	$50.00	2/23/32
	861	139	(11)	$30.75	6/27/32
	1,111	889	(4)	$7.50	5/23/33
	11,667	30,333	(5)	$1.35	3/25/34

____________

(1)      One thirty-sixth (1/36) of these options vested on the date of grant, October 25, 2021, with an additional one thirty-sixth vesting on the first day of each subsequent month. At the date of this filing, these grants are fully vested.

(2)      One thirty-sixth (1/36) of these options vested on the date of grant, December 7, 2021, with an additional one thirty-sixth vesting on the first day of each subsequent month. At the date of this filing, these grants are fully vested.

(3)      One thirty-sixth (1/36) of these options vested on the date of grant, February 23, 2022, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(4)      One thirty-sixth (1/36) of these options vested on the date of grant, May 23, 2023, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(5)      One thirty-sixth (1/36) of these options vested on the date of grant, March 25, 2024, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(6)      One thirty-sixth (1/36) of these options vested on the date of grant, December 5, 2024, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(7)      One thirty-sixth (1/36) of these options vested on the date of grant, July 1, 2017, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(8)      One thirty-sixth (1/36) of these options vested on the date of grant, March 10, 2019, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(9)      One thirty-sixth (1/36) of these options vested on the date of grant, March 3, 2020, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(10)    One thirty-sixth (1/36) of these options vested on the date of grant, February 8, 2021, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(11)    One thirty-sixth (1/36) of these options vested on the date of grant, June 27, 2022, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(12)    Mr. Truluck resigned as Chief Financial Officer effective November 15, 2024.

Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we may recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company. The clawback policy is incorporated by reference as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards to our officers and directors upon their appointment. We intend to issue equity grants to our officers and/or directors at the same time each year, typically in connection with our first meeting of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the fiscal year ended December 31, 2024, we did not award any options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report other than as set forth in the table below:
Name	Grant date	Number of securities underlying the award	Exercise price of the award per share	Grant date fair value of the award

Percentage change in the
closing market price of the
securities underlying the
award between the trading
day ending immediately
prior to the disclosure
of material nonpublic
information and the trading
day beginning immediately
following the disclosure
of material nonpublic information

Cary Claiborne	12/05/24	350,000	$1.15	$346,868	6.96%

Employment Agreements and Consulting Agreement

Employment Agreements

We are currently a party to employment agreements with each of Messrs. Claiborne and Shah.

In connection with the appointment of Mr. Claiborne as Chief Operating Officer of the Company, we and Mr. Claiborne entered into a three-year employment agreement (the “Claiborne Employment Agreement”). Pursuant to the terms of the Claiborne Employment Agreement, Mr. Claiborne received an annual base salary of $304,000, had a target bonus opportunity equal to 40% of his base salary and devoted no less than 80% of his business time to the affairs of the Company. On August 22, 2022, Mr. Claiborne was appointed Chief Executive Officer by the Board of Directors, at which time his employment agreement was amended to increase his annual base salary to $450,000 and Mr. Claiborne agreed to devote substantially all his business time to the affairs of the Company. On execution of this agreement, Mr. Claiborne was also granted one million shares of Common Stock, said shares vesting over a three year period. Effective December 5, 2024, we entered into an Amended and Restated Employment Agreement (the “Claiborne EA”) with Mr. Claiborne to employ him as our Chief Executive Officer for a three-year term commencing on December 5, 2024. The Claiborne EA replaces and supersedes the Claiborne Employment Agreement, as amended August 22, 2022. Pursuant to the Claiborne EA, Mr. Claiborne receives an annual base salary of $489,250 and his bonus target was increased to 50% of his base salary upon achievement of objectives as may be determined by our Board of Directors. Mr. Claiborne also received a grant of stock options to purchase 350,000 shares of our Common Stock under the 2017 Equity Incentive Plan, vesting monthly on a pro rata basis over 36 months. Mr. Claiborne’s annual salary is subject to increase at the discretion of the Board. The Board may, in its discretion, pay a portion of Mr. Claiborne’s annual bonus in the form of cash or equity or equity-based awards (or any combination thereof). Mr. Claiborne is also subject to certain restrictive covenants, including a non-competition (applicable during employment and for 24 months thereafter), customer non-solicitation and employee and independent contractor non-solicitation (each applicable during employment and for 12 months thereafter), as well as confidentiality (applicable during employment and 7 years thereafter) and non-disparagement restrictions (applicable during employment and at all times thereafter).

In connection with the appointment of Mr. Shah as Chief Financial Officer of the Company on, we and Mr. Shah entered into an employment agreement (the “Shah EA”) for a three-year term effective November 16, 2024. Pursuant to the Shah EA, Mr. Shah receives an annual base salary of $315,000, with a discretionary bonus of up to 30% of his base salary upon achievement of objectives as may be determined by our Board of Directors. Pursuant to the Shah EA, we also issued to Mr. Shah a stock option to purchase up to 40,000 shares of Common Stock pursuant to our 2017 Equity Incentive Plan (the “Plan”), which vests pro rata on a monthly basis over 36 months, at an exercise price of $1.06. Mr. Shah is also subject to certain restrictive covenants, including a non-competition (applicable during employment and for 24 months thereafter), customer non-solicitation and employee and independent contractor non-solicitation (each applicable during employment and for 12 months thereafter), as well as confidentiality (applicable during employment and 7 years thereafter) and non-disparagement restrictions (applicable during employment and at all times thereafter).

In the event that Mr. Claiborne’s or Mr. Shah’s (each an “Executive”) employment is terminated by us other than for Cause, or upon his resignation for Good Reason (as such terms are defined in the Claiborne EA and Shah EA), the Executive will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, continuation of base salary for 12 months in the case of Mr. Claiborne, or 6 months in the case of Mr. Shah. In the event Mr. Claiborne’s employment is terminated without Cause following a Change of Control, he will be entitled to any unpaid bonus earned in the year prior to the termination, and a lump sum payment equal to two times the sum of: (i) his annual base salary and (ii) the higher of his target cash bonus and the annual bonus paid to him with respect to the fiscal year prior to the fiscal year in which termination occurred. In the event Mr. Shah’s employment is terminated without Cause following a Change of Control, he will be entitled to any unpaid bonus earned in the year prior to the termination, and a lump sum payment equal to twelve times his monthly base salary and the higher of his target cash bonus and the annual bonus paid to him with respect to the fiscal year prior to the fiscal year in which termination occurred.

In the event that the Executive’s employment is terminated due to his death or Disability, the Executive (or his estate) will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, 12 months of COBRA premium reimbursement and accelerated vesting of (a) all equity awards received in payment of base salary or an annual bonus and (b) with respect to any other equity award, the greater of the portion of the unvested equity award that would have become vested within 12 months after the termination date had no termination occurred and the portion of the unvested equity award that is subject to accelerated vesting (if any) upon such termination under the applicable equity plan or award agreement (with performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 12 months following the termination date or, if longer, such period as provided under the applicable equity plan or award agreement (but in no event beyond the expiration date of the applicable option or stock appreciation right).

All severance payments to the Executives will be subject to the execution and non-revocation of a release of claims by the Executive or his estate, as applicable.

Effective upon the closing of the initial public offering, we entered into a three-year employment agreement with Joseph Truluck to serve as our Chief Operating Officer and Chief Financial Officer (the “Truluck EA”), which agreement was amended on February 12, 2021 to extend the term of the agreement to March 31, 2026. Under the Truluck EA, Mr. Truluck devoted no less than 50% of his business time to the affairs of our company, which was increased to 75% on February 12, 2021. Pursuant to the terms of the Truluck EA, as amended on March 10, 2019 to increase his salary to $150,000 per annum and further amended on March 3, 2020 to increase his salary to $170,000 per annum and further amended on February 23, 2022, he received an annual salary of $270,000 and had a target bonus opportunity equal 25% of his salary. Mr. Truluck’s annual salary was subject to increase at the discretion of our Board of Directors. Our Board of Directors could have, in its discretion, paid a portion of Mr. Truluck’s annual bonus in the form of equity or equity-based compensation. Mr. Truluck is also subject to certain restrictive covenants, including a non -competition (applicable during employment and for 24 months thereafter), customer non-solicitation and employee and independent contractor non-solicitation (each applicable during employment and for 12 months thereafter), as well as confidentiality (applicable during employment and 7 years thereafter) and non-disparagement restrictions (applicable during employment and at all times thereafter).

In the event that Mr. Truluck’s employment was terminated by us other than for Cause, or upon his resignation for Good Reason (as such terms are defined in the Truluck EA), he would have been entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, and continuation of base salary for 6 months. In the event that Mr. Truluck’s employment was terminated due to his death or Disability, he (or his estate) would have been entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, 12 months of COBRA premium reimbursement and accelerated vesting of (a) all equity awards received in payment of base salary or an annual bonus and (b) with respect to any other equity award, the greater of the portion of the unvested equity award that would have become vested within 12 months after the termination date had no termination occurred and the portion of the unvested equity award that is subject to accelerated vesting (if any) upon such termination under the applicable equity plan or award agreement (with performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 12 months following the termination date or, if longer, such period as provided under the applicable equity plan or award.

For purpose of each of the Claiborne EA, Shah EA, and Truluck EA, “Good Reason” is defined as the occurrence of any of the following events without the respective Executive’s consent: (i) a material reduction in the Executive’s duties, responsibilities or authority; (ii) a reduction of the Executive’s base salary; (iii) failure or refusal of a successor to us to either materially assume our obligations under the employment agreement or enter into a new employment agreement with the Executive on terms that are materially similar to those provided under this Agreement, in any case, in the event of a Change of Control; (iv) relocation of the Executive’s primary work location that results in an increase in the Executive’s one-way driving distance by more than twenty-five (25) miles from the Executive’s then-current principal residence; or (v) a material breach of the employment agreement by us.

For purposes of the Claiborne EA, Shah EA, and Truluck EA, “Cause” is defined as that the Executive shall have engaged in any of the following acts or that any of the following events shall have occurred, all as determined by the Board of Directors in its sole and absolute discretion: (i) conviction for, or entering of a plea of guilty or nolo contendere (or its equivalent under any applicable legal system) with respect to (A) a felony or (B) any crime involving moral turpitude; (ii) commission of fraud, misrepresentation, embezzlement or theft against any person; (iii) engaging in any intentional activity that injures or would reasonably be expected to injure (monetarily or otherwise), in any material respect, the reputation, the business or a business relationship of the Company or any of its affiliates; (iv) gross negligence or willful misconduct in the performance of the Executive’s duties to us or its affiliates under this Agreement, or willful refusal or failure to carry out the lawful instructions of the Board of Directors that are consistent with the Executive’s title and position; (v) violation of any fiduciary duty owed to us or any of its affiliates; or (vi) breach of any restrictive covenant (as defined) or material breach or violation of any other provision of the employment agreement, of a written policy or code of conduct of our company or any of our affiliates (as in effect from time to time) or any other agreement between the Executive and we or any of our affiliates. Except when such acts constituting Cause which, by their nature, cannot reasonably be expected to be cured, the Executive will have twenty (20) days following the delivery of written notice by the Company of its intention to terminate the Executive’s employment for Cause within which to cure any acts constituting Cause. Following such twenty (20) day cure period, and if the reason stated in the notice is not cured, the Executive shall be given five (5) business days prior written notice to appear (with or without counsel) before the full Board for the opportunity to present information regarding his views on the alleged Cause event. After we provide the original notice of our intent to terminate Executive’s employment for Cause, we may suspend the Executive, with pay, from all his duties and responsibilities and prevent him from accessing our or our affiliates premises or contacting any of our personal or any of our affiliates until a final determination on the hearing is made. The Executive will not be terminated for Cause until a majority of the independent directors approve such termination following the hearing.

For the purposes of each of the Claiborne EA, Shah EA, and Truluck EA, “Change of Control” is defined as: (i) the accumulation over a twelve (12) month period, whether directly or indirectly, by any individual, entity or group of our securities representing over fifty (50%) percent of the total voting power of all our then outstanding voting securities; (ii) a merger or consolidation of us in which our voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation; (iii) a sale of substantially all of our assets; or (iv) during any period of twelve (12) consecutive months, our current directors, together with any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office, cease for any reason to constitute at least a majority of the Board of Directors.

Effective upon the closing of our initial public offering, we entered into a five-year employment agreement with William B. Stilley to serve as our Chief Executive Officer, which agreement was amended on February 12, 2021 to extend the term of the agreement to March 31, 2026 (the “Stilley EA”). Under the Stilley EA, as amended on March 10, 2019 to increase his salary to $400,000 and further amended on February 12, 2021 and March 17, 2021, Mr. Stilley received an annual salary of $410,000 and had a target bonus opportunity equal to 40% of his salary. Mr. Stilley’s annual salary was subject to increase at the discretion of our Board of Directors. On August 22, 2022, Mr. Stilley was appointed by the Board to be Chief Executive Officer of the Company’s wholly owned subsidiary, Purnovate, Inc. At this time, his employment agreement was amended to make his annual salary equal to $260,000, which was to be increased to $430,000 at such time as Purnovate’s cash on hand is equal to three million dollars or more. Our Board of Directors could, in its discretion, pay a portion of Mr. Stilley’s annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a Change of Control (as defined in the Stilley EA) occurs, Mr. Stilley’s annual bonus was paid in cash. Mr. Stilley is also subject to certain restrictive covenants, including a non-competition (applicable during employment and for 24 months thereafter), customer non-solicitation and employee and independent contractor non-solicitation (each applicable during employment and for 12 months thereafter), as well as confidentiality (applicable during employment and 7 years thereafter) and non-disparagement restrictions (applicable during employment and at all times thereafter). On January 27, 2023, we entered into an amendment to the Stilley EA, as amended, that (i) deleted the provision of the employment agreement that provided that the termination by Mr. Stilley of his employment on or before February 22, 2023 shall be deemed to be a termination by him for good reason and (ii) added a provision to the employment agreement providing that Mr. Stilley will not serve on a full time basis for us and may provide services to other businesses including Adovate. Effective May16, 2023, the Stilley EA was assumed by Adovate, LLC on exercise of Adovate’s option to purchase the business of Purnovate, Inc., leaving the Company with no obligations under the agreement. Mr. Stilley remained a member of the Board. On September 18, 2023, Mr. Stilley notified us of his decision to resign, effective at such date, from his position as a member of the Board and any other executive positions with us and our subsidiaries.

Separation Agreement

On November 1, 2024, we entered into a Separation Agreement and Release, dated November 1, 2024 (the “Separation Agreement”), with Mr. Truluck. Pursuant to the Separation Agreement, Mr. Truluck is entitled to: (i) from November 1, 2024 through December 31, 2024, 100% of his current base salary during which period he served until November 15, 2024 as our Chief Financial Officer and thereafter as a consultant to us, (ii) from January 1, 2025 through March 31, 2025, 50% of his current base salary as a consultant to us; and (iii) from and after March 31, 2025, $350 an hour as a consultant to us on an as needed basis.

Consulting Agreement

On March 15, 2023, we entered into a nine month consulting agreement with Tony Goodman (the “Goodman Consulting Agreement”), one of our directors. Pursuant to the terms of the Goodman Consulting Agreement, Mr. Goodman is to receive a cash payment of $22,000 per month and will receive a grant of 100,000 shares of Common Stock upon consummation of a partnering transaction if such transaction is consummated prior to December 31, 2024. On January 18, 2024, Mr. Goodman was appointed as our Chief Operating Officer. In such capacity, he will be paid compensation of $25,000 per month and will devote no less than 75% of his business time to performing this role.

Effective March 15, 2023, we entered in a master services agreement (the “Services Agreement”) with The Keswick Group, LLC, of which Tony Goodman is the founder and principal, pursuant to which The Keswick Group, LLC has agreed to serve as a business consultant to lead our partnering efforts for AD04 for nine months at a monthly fee of $22,000, with a performance bonus of 4,000 shares of our restricted Common Stock issuable upon our completion of a partnering agreement for AD04 through its efforts. The opportunity to earn the restricted stock performance bonus expires if a partnering agreement has not been completed before December 31, 2024. The Services Agreement may be terminated by either party upon thirty (30) days’ notice.

On January 18, 2024, Mr. Goodman was appointed as our Chief Operating Officer. Pursuant to a Statement of Work #2 (“SOW#2”) to the Services Agreement, that we entered into with The Keswick Group, LLC on January 17, 2024, Mr. Goodman agreed to serve in the capacity as our Chief Operating Officer and, in such capacity, he is paid compensation of $25,000 per month and devotes no less than 75% of his business time to performing this role.

Indemnification Agreements

We entered into agreements with each Executive and each director under which we will be required to indemnify them against expenses, judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement and other amounts actually and reasonably incurred in connection with an actual or threatened proceeding if any of them may be made a party because the Executive or director is or was one of our Executives. We will be obligated to pay these amounts only if the executive or director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. With respect to any criminal proceeding, we will be obligated to pay these amounts only if the Executive or director had no reasonable cause to believe his/her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined in Item 402(v) of Regulation S-K) and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions.

Year	Summary Compensation Table Total for Current PEO(1)	Compensation Actually Paid to Current PEO(2)	Summary Compensation Table Total for Former PEO(3)	Compensation Actually Paid to Former PEO(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(5)	Compensation Actually Paid to Non-PEO NEO(6)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(7)	Net Loss(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$976,339	$823,533	$—	$—	$352,307	$322,161	$1.50	$(13,197,000)
2023	$801,621	$575,598	$—	$—	$412,017	$400,427	$2.76	$(5,123,341)

____________

(1)      The dollar amounts reported in column (b) are the amounts of total compensation reported for Cary Claiborne, the Corporation’s Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)      The dollar amounts under column (c) represent the amount of “compensation actually paid” to Cary Claiborne, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Claiborne during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Claiborne’s total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Option and Stock Awards Included in Summary Compensation (a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year-End (c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years (d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year (e)	Compensation Actually Paid
2024	976,339	(415,008)	324,847	25,328	(77,482)	(10,491)	823,533
2023	801,621	(73,314)	10,973	9,915	(85,513)	(88,084)	575,598

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a)      The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d)      The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e)      For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

(5)      The dollar amounts reported in column (f) are the amounts of total compensation reported for NEOs. The non-PEO NEOs for the 2024 period were Joseph A. M. Truluck, the Corporation’s Former Chief Financial Officer and Tony Goodman, the Corporation’s Chief Operating Officer. The non-PEO NEO for the 2023 period were Joseph A. M. Truluck, the Corporation’s former Chief Financial Officer and Bankole A. Johnson, the Corporation’s former Chief Medical Officer. Refer to “Executive Compensation — Summary Compensation Table.”

(6)      The dollar amounts under column (g) represent the amount of “compensation actually paid” to Joseph A. M. Truluck, Bankole A. Johnson and Tony Goodman, the Non-PEO NEOs within the applicable years, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Truluck, Johnson and Goodman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Truluck, Johnson and Goodman’s total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Option and Stock Awards Included in Summary Compensation (a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year-End (c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years (d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year (e)	Compensation Actually Paid
2024	352,307	(38,045)	19,680	8,970	(20,285)	(465)	322,161
2023	412,017	(15,274)	3,017	2,727	(2,521)	462)	400,427

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a)      The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d)      The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e)      For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

(7)      Pursuant to SEC rules, the total shareholder return (“TSR”) figures assume an initial investment of $100 on December 31, 2021. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The calculation of TSR was based upon the closing price of a share of the Corporation’s common shares on the last day of its 2024, 2023 and 2022 fiscal years, which prices were $1.01, $1.86, $5.38, respectively.

(8)      Refer to the Corporation’s Consolidated Statements of Operations as presented in its Annual Report on Form 10-K filed on December 31, 2024.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid and Cumulative TSR
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Cumulative Total Shareholders' Return
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Compensation
12/31/23
12/31/24
PEO
Average non-PEO NEOs
Investment Value

Compensation Actually Paid and Net Loss

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net (loss), on the other hand.

Compensation Actually Paid and Net Loss
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Compensation
$0
$-2,000,000
$-4,000,000
$-6,000,000
$-8,000,000
$-10,000,000
$-12,000,000
$-14,000,000
Net Loss
12/31/23
12/31/24
PEO
Average non-PEO NEOs
Net Loss

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of June 4, 2025, with respect to the beneficial ownership of our Common Stock by each of the following:

•        each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

•        each of our directors;

•        each of our named executive officers; and

•        all of our directors and current executive officers as a group.

As of June 4, 2025, we had 8,719,695 shares of Common Stock outstanding, which does not include 1,715,000 shares of Common Stock underlying warrants exercised in May 2025, the issuance of which is held in abeyance subject to a beneficial ownership limitation provision in the warrants.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of profits interest units, warrants or other rights that are either immediately exercisable or exercisable on or before August 3, 2025, which is approximately 60 days after the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each of the individuals and entities listed in this table is c/o Adial Pharmaceuticals, Inc., 4870 Sadler Rd, Suite 300, Glen Allen, Virginia 23060.

Name and address of beneficial owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and named executive officers
Cary J. Claiborne (Chief Executive Officer, President, and Director)(1)	210,832	2.38%
Joseph Truluck (former Chief Financial Officer)(2)	45,621	*
J. Kermit Anderson (Director)(3)	16,490	*
Robertson H. Gilliland, MBA (Director)(4)	16,490	*
James W. Newman, Jr. (Director)(5)	30,716	*
Kevin Schuyler, CFA (Director)(6)	23,588	*
Tony Goodman (Chief Operating Officer and Director)(7)	40,396	*

All current executive officers and directors as a group (7 persons)(8)	384,133	4.26%

____________

*        less than 1%

(1)      Comprised of 60,799 shares of Common Stock and an option to purchase 150,033 shares of Common Stock which will vest within 60 days of June 4, 2025, which shares were part of total option grants to purchase 567,866 shares of our Common Stock.

(2)      Comprised of 10,605 shares of our Common Stock. Includes option to purchase 35,016 shares of Common Stock, which will vest within 60 days June 4, 2025, which shares were part of a total option grant to purchase 35,016 shares of our Common Stock.

(3)      Includes option to purchase 16,490 shares of Common Stock which will vest within 60 days of June 4, 2025, which shares were part of total option grants to purchase 47,823 shares of our Common Stock.

(4)      Includes option to purchase 16,490 shares of Common Stock which will vest within 60 days of June 4, 2025, which shares were part of total option grants to purchase 47,823 shares of our Common Stock.

(5)     Includes (i) 6,117 shares of Common Stock, a warrant to purchase 216 shares of our Common Stock having an exercise price of $0.13 per share, and a warrant to purchase 198 shares of our Common Stock having an exercise price of $190.86 per share, all owned by Virga Ventures, LLC; (ii) 1,646 shares of our Common Stock and a warrant to acquire 94 shares of our Common Stock having an exercise price of $190.86 per share, all owned by Newman GST Trust FBO James W. Newman Jr; (iii) 2,008 shares of our Common Stock and a warrant to acquire 47 shares of our Common Stock having an exercise price of $190.86 per share, both owned by Ivy Cottage Group, LLC.; (iv) 1,379 shares of our Common Stock, a warrant to acquire 108 shares of our Common Stock having an exercise price of $0.13 per share, and a warrant to acquire 28 shares of our Common Stock having an exercise price of $190.86 per share, all owned by Rountop Limited Partnership, LLP; (v) 1,385 shares of Common Stock held in a Roth IRA for the benefit of Mr. Newman; (vi) 800 shares of Common Stock owned directly by Mr. Newman, and (vii) 200 shares of Common Stock owned by Courtney Newman, daughter of Mr. Newman. Mr. Newman is the sole member of Virga Ventures, LLC, the general partner of Ivy Cottage Group, LLC and Rountop Limited Partnership, LLP, and Trustee of the Newman GST Trust. Includes options to purchase 16,490 shares of Common Stock which will vest within 60 days of June 4, 2025, which shares were part of total option grants to purchase 47,823 shares of our Common Stock.

(6)      Includes (i) 700 shares Common Stock owned by Mr. Schuyler, (ii) 121 shares of our Common Stock, a warrant to acquire 78 shares of our Common Stock at an exercise price of $0.13 per share, and a warrant to acquire 46 shares of Common Stock at exercise price of $190.86, owned by Carolyn M. Schuyler, Mr. Schuyler’s wife, (iii) warrant to acquire 40 shares Common Stock at exercise price of $0.13 per share and warrant to acquire 345 shares Common Stock at exercise price of $190.86 per share, all owned by the Kevin William Schuyler 2020 Irrevocable Perpetuities Trust, for which Mr. Schuyler’s wife Carolyn M. Schuyler, is trustee, and (iv) 5,768 shares of Common Stock, all owned directly by MVA 151 Investors, LLC. MVA 151 Investors, LLC is an entity under Mr. Schuyler’s control. Includes option to purchase 16,490 shares of Common Stock which will vest within 60 days of June 4, 2025, which shares were part of total option grants to purchase 47,823 shares of our Common Stock.

(7)      Includes 350 shares of our Common Stock. Mr. Goodman has also been granted an option to purchase 145,046 shares of our Common Stock, of which 40,046 are vested and exercisable within 60 days of June 4, 2025.

(8)      Includes all of the current directors and all of the current executive officers. This total excludes Joseph Truluck, our former CFO, who resigned as Chief Financial Officer effective November 15, 2024, and includes Vinay Shah, our current CFO who is not a named executive officer for 2024.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by of Nasdaq Rule 4350(h). For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

The following is a summary of transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement “Director Compensation” and “Executive Compensation.”

Review, Approval and Ratification of Transactions with Related Persons

The general policy of Adial Pharmaceuticals, Inc. and our audit committee is that all material transactions with a related-party and agreements with related parties, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our audit committee and its independent members, which will determine whether such transactions or proposals are fair and reasonable to our company and our stockholders. In general, potential related-party transactions will be identified by our management and discussed with our audit committee at our audit committee’s meetings. Detailed proposals, including, where applicable, financial and legal analyses, alternatives and management recommendations, will be provided to our audit committee with respect to each issue under consideration and decisions will be made by our audit committee with respect to the foregoing related-party transactions after opportunity for discussion and review of materials. When applicable, our audit committee will request further information and, from time to time, will request guidance or confirmation from internal or external counsel or auditors. Our policies and procedures regarding related-party transactions are set forth in our Audit Committee Charter and Code of Business Conduct and Ethics, both of which are publicly available on our website at www.adial.com under the heading “Investors — Corporate Governance.”

Related-Party Transactions

Except as disclosed below and in the section entitled “Executive Compensation” there were no related party transactions during the two years ended December 31, 2024 or the current year as of the filing of this proxy statement.

License with University of Virginia Patent Foundation

In January 2011, we entered into an exclusive, worldwide license agreement with the University of Virginia Patent Foundation, dba UVA Licensing and Ventures Group (“UVA LVG”) for rights to make, use or sell licensed products in the United States based upon the ten separate patents and patent applications made and held by UVA LVG. As consideration for the rights granted in the UVA LVG License, the we are obligated to pay UVA LVG yearly license fees and milestone payments, as well as a royalty based on net sales of products covered by the patent-related rights. More specifically, we paid UVA LVG a license issue fee and is obligated to pay UVA LVG (i) annual minimum royalties of $40,000 commencing in 2017; (ii) a $20,000 milestone payments upon dosing the first patient under a Phase 3 human clinical trial of a licensed product, $155,000 upon the earlier of the completion of a Phase 3 trial of a licensed product, partnering of a licensed product, or our sale, $275,000 upon acceptance of an NDA by the FDA, and $1,000,000 upon approval for sale of AD04 in the U.S., Europe or Japan; as well as (iii) royalties equal to a 2% and 1% of net sales of licensed products in countries in which a valid patent exists or does not exist, respectively, with royalties paid quarterly. In the event of a sublicense to a third party, we are obligated to pay royalties to UVA LVG equal to a percentage of what we would have been required to pay to UVA LVG had it sold the products under sublicense ourselves. In addition, we are required to pay to UVA LVG 15% of any sublicensing income. A certain percentage of these payments by us to the UVA LVG may then be distributed to our former Chairman of the Board and former Chief Medical Officer in his capacity as inventor of the patents by the UVA LVG in accordance with their policies at the time. During both the years ended December 31, 2024 and 2023, we recognized $40,000 minimum license royalty expenses under this agreement. At December 31, 2023 and 2022, total accrued royalties and fees due to UVA LVG were zero dollars and $40,000, respectively, shown on our balance sheet as accrued expenses, related party.

Incentive Plan

On April 1, 2018, the Board of Directors approved and then revised, respectively, a Grant Incentive Plan to provide incentive for Bankole A. Johnson, the Chief Medical Officer (the “Plan Participant”), to secure grant funding for us. Under the Grant Incentive Plan, we will make a cash payment to the Plan Participant each year based on the grant funding received by us in the preceding year in an amount equal to 10% of the first $1 million of grant funding received and 5% of grant funding received in the preceding year above $1 million. Amounts to be paid to the Plan Participants will be paid to each as follows: 50% in cash and 50% in stock. As of December 31, 2024, no grant funding that would result in a payment to the Plan Participant had been obtained.

Consulting Agreement

On March 24, 2019, we entered into a consulting agreement (the “Consulting Agreement”) with Dr. Bankole A. Johnson, who at the time of the agreement was serving as the Chairman of the Board of Directors, for his service as our Chief Medical Officer. The Consulting Agreement had a term of three years, unless terminated by mutual consent or by the Company for cause. Dr. Johnson resigned as Chairman of the Board of Directors at the time of execution of the consulting agreement. Under the terms of the Consulting Agreement, Dr. Johnson’s annual fee of $375,000 per year was paid twice per month. On September 8, 2022, Dr. Johnson’s Consulting Agreement was amended to increase his annual compensation to $430,000 annually and to pay him series of bonuses in cash and shares on the occurrence of certain milestones, the agreement to continue until terminated on 30 days notice by either party. We recognized $108,750 and $435,000 in compensation expense in the years ended December 31, 2024 and 2023, respectively, due to this agreement.

On April 10, 2024, we provided Dr. Johnson with notice of the termination of our consulting agreement with him. As a result of the termination of the Consulting Agreement, effective as of May 17, 2024, Dr. Johnson ceased serving as our Chief Medical Officer. On April 24, 2024, Dr. Johnson executed a separation agreement with us providing for Dr. Johnson’s continued service as a consultant on an hourly basis as needed, a separation payment of $56,792, and for certain payments on the occurrence of milestones. In June of 2024, we determined that Dr. Johnson had achieved milestones making due to him payments of $40,000, which payment was made on August 20, 2024. On August 18, 2024, we issued 2,400 shares of Common Stock to Dr. Johnson on achievement of certain milestones as agreed under the separation agreement at a cost of $0.98 cents per share, for a total cost of $2,352.

Orbytel Consulting Agreement

On October 24, 2022, we entered into a Master Services Agreement (the “MSA”) with Abuwala & Company, LLC, dba as Orbytel, for provision of strategic consulting services. Orbytel made it known that it intended to utilize the services of the Keswick Group, LLC as a subcontractor in the provision of these services. Tony Goodman, a director, is the founder and principal of Keswick Group, LLC, therefore Orbytel was considered a related party. During the years ended December 31, 2024 and 2023, we recognized zero dollars and $57,750, respectively, in expenses under this agreement.

Purnovate Option Agreement

On January 27, 2023, the Company and Adovate, LLC (“Buyer”) entered into an Option Agreement (the “Option Agreement”) pursuant to which the Company granted to the Buyer an exclusive option for a period of one hundred twenty (120) days from the effective date of the Agreement (the “Option Term”) for Buyer or its designated affiliate to acquire all of the assets of Purnovate, a wholly owned subsidiary of the Company. William Stilley, who at the time was a director and Executive Vice President of the Company and Chief Executive Officer of Purnovate, served as the President of Buyer and is the principal stockholder of Buyer. As consideration for the Option Agreement, the Company and Mr. Stilley entered into an amendment to Mr. Stilley’s employment agreement, as amended (the “Stilley Amendment”), that (i) deleted the provision of the employment agreement that provided that the termination by Mr. Stilley of his employment on or before February 22, 2023 shall be deemed to be a termination by him for good reason and (ii) added a provision to the employment agreement providing that Mr. Stilley will not serve on a full time basis for the Company and may provide services to other businesses including Buyer. The Option Agreement also provides that the Buyer may elect to acquire all of the equity of Purnovate from the Company instead of purchase all of the assets of Purnovate.

The Buyer had the right to extend the Option Term for an additional thirty (30) consecutive day period by the payment of One Hundred Thousand Dollars ($100,000) to the Company prior to the end of the original Option Term, and Buyer could also extend the Option Term for another thirty (30) consecutive day period by the payment of Fifty Thousand Dollars ($50,000) to the Company prior to the end of the extended Option Term.

The Buyer has the right to exercise the Option by paying a cash exercise price of $150,000. Upon exercise of the Option, the Company will transfer to and Buyer was obligated to assume liabilities of Purnovate, including: (i) trade payables incurred for services or purchases by Purnovate exclusively for its research operations; (ii) any unpaid salaries of personnel on Purnovate’s payroll; and (iii) the lease for 1180 Seminole Trail, Suite 495, Charlottesville, VA 22901 (as modified). All other Purnovate liabilities, shall be retained by, or transferred to, the Company and any amounts owed by Purnovate to Company will be extinguished. The Company will be reimbursed by Buyer for any Purnovate expenditures incurred and paid commencing December 2022, to be paid within thirty (30) days of execution of the final acquisition agreement, and will hold a security interest in the assets of Buyer until the expense reimbursement is paid in full and the equity in Buyer described below is issued to Company.

The Option Agreement sets forth the terms of the definitive acquisition agreement to be negotiated in good faith by the parties after exercise of the Option which include: (i) a cash payment of $300,000 upon the completion of the definitive acquisition agreement (in additional to the option exercise fee); (ii) the issuance by Buyer to Company of 19.99% of the equity of Buyer within thirty (30) days of execution of the final acquisition agreement (such 19.99% to be subject to anti-dilution protection until the Buyer has raised $4,000,000); (iii) the assumption by Buyer of the obligations of Company under that certain Equity Purchase Agreement by and among Company, Purnovate, the members of Purnovate, and Robert D. Thompson as the member’s representative, dated December 7, 2020 and amended January 25, 2021 (the “PNV EPA”); (iv) the assumption by Buyer of the obligations of Company under that certain Employment Agreement, dated July 31, 2018, as amended, by and between Company and William Stilley; (v) a low, single digit royalty payments on net sales; (vi) cash payments of up to approximately $11 million in development and approval milestones for each compound after payments to the prior members of Purnovate pursuant to the PNV EPA; and (vii) cash payments of up to an aggregate of $50,000,000 upon the achievement of certain commercial milestones.

The Option Agreement was approved by the Company’s Board of Directors and by a committee of the Company’s Board of Directors consisting solely of independent directors.

On May 8, 2023, Adovate gave irrevocable notice of its exercise of the option (the “Option”) to acquire all of the assets and business of Purnovate under the Option Agreement. In connection with exercise of the Option, we received from Adovate a non-refundable option exercise fee and upfront payment of $450,000 and entered into an option exercise agreement with Adovate (the “Option Exercise Agreement”) providing that the exercise of the Option will be effective as of May 16, 2023 and that any Purnovate expenses incurred on or subsequent to May 16, 2023 will be the sole responsibility of Adovate.

On September 18, 2023, we entered into a final acquisition agreement (the “FAA”) with Adovate to memorialize the sale effective on June 30, 2023 (the “Sale”) to Adovate of the assets and business of Purnovate pursuant to the Option Agreement and Option Exercise Agreement. The FAA provides that the reimbursable expenses shall be set at $1,050,000, of which $350,000 was previously paid on June 30, 2023 to the Company by Adovate, $350,000 was to be paid within 48 hours following the execution of the FAA, which was paid and received on September 20, 2023, and $350,000 is to be paid in increments of 25% of each equity raise by Adovate within 72 hours following the receipt of such proceeds and in full by December 2, 2023. The FAA also provided for anti-dilution protection from future Adovate equity raises in order to maintain at least 15% ownership in Adovate. The anti-dilution protection expired upon Adovate receiving $4,000,000 in cumulative funding on January 29, 2024, after which our equity share in Adovate was subject to dilution on the same basis as other equity holders.

Master Services Agreement with The Keswick Group, LLC

Effective March 15, 2023, we entered in a master services agreement (the “Services Agreement”) with The Keswick Group, LLC, of which Tony Goodman is the founder and principal, pursuant to which The Keswick Group, LLC has agreed to serve as a business consultant to lead our partnering efforts for AD04 for nine months at a monthly fee of $22,000, with a performance bonus of 4,000 shares of our restricted Common Stock issuable upon our completion of a partnering agreement for AD04 through its efforts. The opportunity to earn the restricted stock performance bonus expires if a partnering agreement has not been completed before December 31, 2024. The Services Agreement may be terminated by either party upon thirty (30) days’ notice. In the years ended December 31, 2024 and 2023, the Company recognized $298,000 and $216,713, respectively, in expenses associated with this agreement.

On January 17, 2024, we entered into a Statement of Work #2 (“SOW#2”) to the Services Agreement, with The Keswick Group, LLC, pursuant to which Mr. Goodman has agreed to serve in the capacity as our Chief Operating Officer at a compensation of $25,000 per month and devote no less than 75% of his business time to performing this role.

Adovate Shared Services Agreement

On July 1, 2023, we entered into a shared services agreement with Adovate, Inc., in which the Company holds a significant equity stake, for sharing of the efforts of certain Adovate employee time and use of Adovate office space and equipment, and for the sharing of efforts of certain of our employees. In the years ended December 31, 2024 and 2023, the Company recognized $55,667 and $32,005, respectively, in expenses associated with this agreement.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of Adial knows of no other matters to be presented for stockholder action at the 2025 Annual Meeting. However, other matters may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2025 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Adial will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

Adial’s Annual Report on Form 10-K for the year ended December 31, 2024 is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Adial Pharmaceuticals, Inc., 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.adial.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Adial stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate Proxy Statement to us at: Adial Pharmaceuticals, Inc., Attention: Corporate Secretary, 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060 or by calling us at (804) 487-8196. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Stockholders who intend to present proposals at the 2026 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than February 27, 2026. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2026 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2026 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2026 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. As a result, stockholders who intend to present proposals at the 2025 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on April 3, 2026, and no later than the close of business on May 3, 2026. However, if we hold the 2026 Annual Meeting on a date that is not within 30 days before or 30 days after July 24, 2026, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. In addition, the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2026 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Adial Pharmaceuticals, Inc., 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 2, 2026. If such meeting date is changed by more than 30 days, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

By order of the Board of Directors,
/s/ Cary J. Claiborne
Cary J. Claiborne
Chief Executive Officer and President and Director

Glen Allen, Virginia
June 27, 2025

APPENDIX A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
ADIAL PHARMACEUTICALS, INC.

Adial Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.       The name of the Corporation is Adial Pharmaceuticals, Inc.

2.       The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Certificate of Incorporation of the Corporation as follows:

3.       The Certificate of Incorporation is hereby amended by adding the following new paragraph D to ARTICLE IV:

“D. Reverse Stock Split.

Effective at 11:59 p.m. Eastern time on the day immediately following the filing of this Certificate of Amendment to the Certificate of Incorporation (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [two (2) to twenty-five (25) shares of Old Common Stock with the exact number of shares to be determined by the Board of Directors and publicly announced by the Corporation prior to the Effective Time] issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified and combined into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”)(the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq for the ten days preceding the Effective Time.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

4.       The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.       This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

A-1

IN WITNESS WHEREOF, Adial Pharmaceuticals, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [•] day of [•], [•].

ADIAL PHARMACEUTICALS, INC.
By:
Name:	Cary J. Claiborne
Title:	President and Chief Executive Officer

A-2

APPENDIX B

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
ADIAL PHARMACEUTICALS, INC.

Adial Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.       The name of the Corporation is Adial Pharmaceuticals, Inc.

2.       The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Certificate of Incorporation of the Corporation as follows:

3.       Paragraph A to ARTICLE IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Hundred and Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001).”

4.       The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.       This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

B-1

IN WITNESS WHEREOF, Adial Pharmaceuticals, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [•] day of [•], [•].

ADIAL PHARMACEUTICALS, INC.
By:
Name:	Cary J. Claiborne
Title:	President and Chief Executive Officer

B-2

APPENDIX C

AMENDMENT NO. 7 TO THE
ADIAL PHARMACEUTICALS, INC.
2017 EQUITY INCENTIVE PLAN

This amendment (the “Amendment”) to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”), is hereby adopted this __th day of ___________, 2025, by Adial Pharmaceuticals, Inc. (the “Company”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Plan.

WITNESSETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 15 of the Plan, the Board of Directors has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board of Directors has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.      Section 4(a) of the Plan is hereby amended by increasing the share references in such section from 2,000,000 to 5,000,000, so that Section 4(a) reads in its entirety as follows:

“(a) Shares Available for Awards.    The maximum aggregate number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be five million (5,000,000) shares. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Compensation Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.”

2.      Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect

The foregoing is hereby acknowledged as being the Amendment to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan, as adopted by the Board of Directors on June 26, 2024, and approved by the Company’s stockholders on _____________, 2025.

ADIAL PHARMACEUTICALS, INC.
By:
Name:	Cary J. Claiborne
Title:	President and Chief Executive Officer

C-1

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (Eastern Time) July 31, 2025. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on August 1, 2025 beginning at 8:30 a.m., local time, at 650 Peter Jefferson Parkway, Suite 230, Charlottesville, VA 22911. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Annual Meeting of Stockholders - Adial Pharmaceuticals, Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3, 4, 5, 6, 7 AND 8. Proposal 1: Election of Directors To elect the two (2) nominees for Class I directors named in the accompanying proxy statement to our Board of Directors (the “Board” or “Board of Directors”), each to serve a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified. WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Kevin Schuyler 02 Tony Goodman Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm Ratification of the appointment of CBIZ CPAs P.C. (f/k/a Marcum, LLP) as our independent registered public accounting firm for our fiscal year ending on December 31, 2025. FOR AGAINST ABSTAIN Proposal 3: May Warrant Exercise Proposal Approval, pursuant to Nasdaq listing rules, of the issuance of up to an aggregate of 6,730,376 shares of our common stock, par value $0.001 per share (“Common Stock”) upon the exercise of our Series B-1 common stock purchase warrants, Series C-1 common stock purchase warrants and placement agent warrants issued in connection with our private placement offering that closed on May 5, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “May Warrant Exercise Proposal”). FOR AGAINST ABSTAIN Proposal 4: June Warrant Exercise Proposal Approval, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 19,425,000 shares of Common Stock upon the exercise of our Series D common stock purchase warrants and Series E common stock purchase warrants issued in connection with our offering that closed on June 18, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “June Warrant Exercise Proposal”). FOR AGAINST ABSTAIN Proposal 5: Reverse Stock Split Proposal Approval of an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to the accompanying proxy statement as Appendix A, to effect a reverse stock split with respect to the Company’s issued and outstanding shares of Common Stock, at a ratio of 1-for-2 to 1-for-25 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board to abandon such amendment (the “Reverse Stock Split Proposal”). FOR AGAINST ABSTAIN Proposal 6: Authorized Increase Proposal Approval of an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to the accompanying proxy statement as Appendix B, at the discretion of our Board to increase the authorized number of shares of the Company’s Common Stock, from 50,000,000 to 100,000,000 (the “Authorized Increase Proposal”). FOR AGAINST ABSTAIN (TO BE SIGNED ON THE REVERSE)

Adial Pharmaceuticals, Inc. Annual Meeting of Stockholders August 1, 2025 8:30 a.m. Local Time DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 7: Equity Incentive Plan Proposal of an amendment to our 2017 Equity Incentive Plan to increase Approval the number of shares of Common Stock that we will have authority to grant under the plan from 2,000,000 to 5,000,000. FOR AGAINST ABSTAIN Proposal 8: Adjournment Proposal Approval of the adjournment of the 2025 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal, the Authorized Increase Proposal, the May Warrant Exercise Proposal and/or the June Warrant Exercise Proposal (the “Adjournment Proposal”). FOR AGAINST ABSTAIN The undersigned, revoking all prior proxies, hereby appoints Cary J. Claiborne and Vinay Shah, or either of them, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Adial Pharmaceuticals, Inc., (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on August 1, 2025, at 8:30 a.m., Local Time, upon matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE AND ON THE REVERSE. Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign. Electronic Delivery of Future Proxy Materials: I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. Email Address: PLEASE INDICATE YOUR VOTE ABOVE AND ON THE REVERSE. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * AC:ACCT9999 90.00